Exhibit 10.30

                               FIFTH AMENDMENT TO
                         MANAGED CARE ALLIANCE AGREEMENT

THIS AMENDMENT (the "Amendment") is entered into this 27th day of October, 2005 by and between CIGNA Health Corporation, for and on behalf of its CIGNA Affiliates (individually and collectively, "CIGNA"), and Gentiva CareCentrix, Inc. ("MCA").

                                   WITNESSETH

WHEREAS, CIGNA and MCA entered into a Managed Care Alliance Agreement which became effective January 1, 2004 (the "Agreement") whereby MCA agreed to provide or arrange for the provision of certain home health care services to Participants, as that term is defined in the Agreement;

WHEREAS, the parties wish to amend the Agreement to extend the term of the Agreement and to exclude certain home medical equipment/durable medical equipment from the Agreement, including but not limited to, home oxygen, respiratory equipment and services and enteral nutrition, effective February 1, 2006;

NOW THEREFORE, CIGNA and MCA agree to amend the Agreement as follows:

     1. The provisions in this Amendment shall be effective on February 1, 2006, unless otherwise provided below.

     2. The definition for the term Covered Home Care Services is replaced in its entirety with the following:

          Covered Home Care Services means the Medically Necessary Home Health Services, Home Infusion Therapy Services and select Home Medical Equipment/Durable Medical Equipment provided to a Participant in accordance with a Service Agreement. It also includes the following services with respect to Participants receiving Covered Home Care services:

          (a) training and education;
          (b) family orientation;
          (c) family/caregiver training, if required; and
          (d) instructional literature.

     3. The definition for the term Home Care Services is replaced in its entirety with the following:

          Home Care Services means those Home Health Services, Home Infusion Therapy Services, select Home Medical Equipment, as defined below, appropriately and safely (see Exhibit IX Safe Home Care Admission Criteria) provided in a Home Setting (except that Home Infusion Therapy Services includes the administration of the first dose of home infusion therapies in a controlled medical setting for the purpose of managing potential acute anaphylactic reactions, and Home Medical Equipment includes medical equipment used in the Home Setting, except in preparation for hospital discharge), subject to the conditions and limitations of this Agreement.

     4. The definition for the term Home Medical Equipment (HME)/Durable Medical Equipment (DME) is replaced in its entirety with the following definition:

          Home Medical Equipment (HME)/Durable Medical Equipment (DME) means equipment that can stand repeated use, is primarily and customarily used to serve a

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

          medical purpose, is generally not useful to a Participant in the absence of an illness or injury and is one of the home medical equipment/durable medical equipment services listed in the fee schedules set forth in Exhibit A to the Program Attachments to the Agreement. It is ordered or prescribed by a physician for a Participant (including all services, training, supplies, maintenance and repairs necessary for use of such equipment) including durable medical equipment provided in accordance with Exhibit XIII (DME Guidelines Grid).

     5. The definition for the term Urgent Care is replaced in its entirety with the following definition:

          Urgent Care means services required, as directed by physician orders, within 4 hours from receipt of a Complete Order (see EXHIBIT III). Services which will be considered urgent for the purposes of this agreement shall include the following: hydration therapy for pregnant members with diagnosis of hyperemesis, hydration therapy for pediatric members and infusion therapies with less than an every 12 hour dosing schedule. Urgent care services also include same day discharges requiring pain management. Urgent care services are not intended to replace appropriate discharge planning when the Participant has been in the facility for greater than 23 hours. Inappropriate utilization of same day and urgent request for same day hospital discharge will be monitored.

     6. Section II.B.8. of the Agreement is replaced in its entirety with the following provision:

          For Home Medical Equipment, MCA agrees to a rental cap at purchase price. Payor shall pay a fee equal to one (1) month's rental charge every six (6) months to compensate for the cost of maintaining the equipment. MCA or Represented Provider, as applicable, shall retain title to the equipment. Payor may continue to rent the equipment until the rental cap is met or purchase the piece of equipment with a maximum of two (2) months rental payments applied to the purchase price.

     7.   Section II.G.10. is deleted in its entirety.

     8. Section III.C.2. entitled "Services Upon Termination" is replaced in its entirety with the following:

          Services Upon Termination or Amendment.
          ---------------------------------------

          a. Upon termination of this Agreement or upon an amendment to this Agreement which results in the termination of the provision of any services under this Agreement, MCA through its Represented Providers shall continue to provide Covered Services for specific conditions for which a Participant was under Represented Provider's care at the time of such termination or amendment, as applicable, so long as the Participant retains eligibility under a Service Agreement, until the earlier of completion of such services, CIGNA's provision for the assumption of such treatment by another provider, or the expiration of *. MCA shall be compensated for Covered Services provided to any such Participant in accordance with the compensation arrangements under this Agreement until * following such amendment or termination, and compensation thereafter for continued services authorized by CIGNA shall be at the fee for service rates contained in the Agreement prior to this Amendment. MCA and its Represented Providers have no obligation under this Agreement to provide services to individuals who cease to be Participants.

*    Confidential treatment requested.

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          b. Upon receipt of notice of termination of this Agreement or upon the execution of an amendment to this Agreement which results in the termination of the provision of any services under this Agreement (the services affected by such termination or amendment shall be referred to as the "Terminated Services"), MCA and its Represented Providers shall cooperate as necessary to ensure a smooth transitioning of care of the Terminated Services. MCA and CIGNA agree to evaluate all requests for Terminated Services commencing 30 days prior to the effective date of such termination or amendment to limit unnecessary Participant transition of care during the period following the effective date of such termination or amendment. Upon and following the effective date of such termination or amendment, MCA shall refer all requests for Terminated Services to a Participating Provider designated by CIGNA.

      9. Section II.B.9. of the HMO Program Attachment to the Managed Care Alliance Agreement (Capitation) is deleted in its entirety.

     10. Section II.B.9. of the Gatekeeper Program Attachment to the Managed Care Alliance Agreement (Capitation) is deleted in its entirety.

     11.  Exhibit XIII. is replaced in its entirety with the attached Exhibit
          XIII.

     12. The Agreement is amended to add the following new provision to Section II.B. entitled "Compensation and Billing":

          Commencing February 1, 2007, utilization will be measured periodically for all * issued to all Participants, both under this Agreement and by other providers outside this Agreement. If the ratio of * units to * units for * exceeds *, the * for * under this Agreement shall be amended to bring the average cost * to below *. If MCA is unwilling to amend the Agreement to reflect this revised rate, CIGNA shall have the right to exclude * from this Agreement upon 90 days advance notice to MCA.

     13. The Agreement is amended to add the following new provision to Section II.B. entitled "Compensation and Billing":

          CIGNA may exclude * and * from this Agreement at any time on or after February 1, 2007. CIGNA must provide MCA with 90 days advance notice of its intent to exclude such services.

     14. Effective upon execution of this Amendment, Section 8 in the Second Amendment to the Agreement effective January 1, 2005 relating to * is replaced in its entirety with the following provision:

          CIGNA may exclude * from this Agreement at any time on or after January 1, 2006. CIGNA must provide MCA with thirty (30) days advance notice of its intent to exclude such services. Ninety (90) days following such notice, the rates indicated in Section 2A(1) will apply to any remaining existing patients and new patient referral to MCA requested to be taken by CIGNA.

     15. Effective upon execution of this Amendment, the parties agree to continue to implement the leakage abatement program described in Attachment A for Home Health Services, Home Infusion Therapy Services and Home Medical Equipment/Durable Medical Equipment. Effective February 1, 2006, the leakage program will continue for Home Health Services, Home Infusion Therapy Services and the select Home Medical Equipment/Durable Medical Equipment, included in Exhibit A to the Program Attachments, for the remainder of the term of the Agreement.

*    Confidential treatment requested.

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     16.  Effective February 1, 2006, Exhibit A HMO Program Attachment -
          Capitation Schedule of Capitation Rates is hereby deleted and replaced with a new Exhibit A HMO Program Attachment - Capitation Schedule of Capitation Rates attached hereto.

     17. Effective February 1, 2006, Exhibit A HMO Program Attachment - Fee for Service Reimbursement For Other Services is hereby deleted and replaced with a new Exhibit A HMO Program Attachment - Fee for Service Reimbursement For Other Services attached hereto.

     18. Effective February 1, 2006, Exhibit A PPO & Indemnity Program Attachment - Fee for Service Reimbursement For Other Services is hereby deleted and replaced with a new Exhibit A PPO & Indemnity Program Attachment Reimbursement For Other Services attached hereto.

     19. Effective February 1, 2006, Exhibit A Gatekeeper Program Attachment - Capitation Schedule of Capitation Rates is hereby deleted and replaced with a new Exhibit A Gatekeeper Program Attachment -Capitation Schedule of Capitation Rates attached hereto.

     20. Effective February 1, 2006, Exhibit A Gatekeeper Program Attachment - Fee for Service Reimbursement For Other Services is hereby deleted and replaced with a new Exhibit A Gatekeeper Program Attachment - Fee for Service Reimbursement For Other Services attached hereto.

     21. Section III.B. entitled Term of the Agreement shall be replaced in its entirety with the following provision:

          This Agreement shall be in full force and effect for a three (3) year period terminating on January 31, 2009. MCA shall present its proposal to CIGNA for the * rates on or before *. If 1) MCA timely submits such proposal; 2) the proposal includes a * that exceeds * per member per month or an increase to the fee-for-service rates that exceeds the permitted inflation ceiling as set forth in Exhibit A to the Program Attachments; and 3) the parties are unable to reach agreement on the *, either party may terminate this Agreement effective * by providing written notice to the other party on or before *. If neither party exercises such right to terminate this Agreement or if MCA fails to timely submit its proposal for the * rates, then the existing rates will remain in place and this Agreement shall automatically renew for consecutive one year terms without any further action by either party, unless either party elects not to renew this Agreement by providing at least ninety (90) days advance written notice to the other party, prior to the commencement of the next term.

          Notwithstanding the expiration or non-renewal of this Agreement pursuant to this Section B., this Agreement shall continue in effect with respect to those Payors covered under Service Agreements in effect as of the end of the term of this Agreement or the notice period, as applicable, but not to exceed * from the effective date of termination or expiration.

     22. To the extent that the provisions in the Agreement, including any prior amendments, conflict with the terms of this Amendment (including the exhibits and schedules hereto), the terms in this Amendment shall supersede and control. All other terms and conditions of the Agreement, as previously amended, including the Program Attachments and the Exhibits attached thereto, shall remain the same and in full force and effect. Capitalized terms not defined herein but defined in the Agreement shall have the same meaning as defined in the Agreement.

*    Confidential treatment requested.

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

IN WITNESS WHEREOF, CIGNA and MCA have caused their duly authorized representatives to execute this Amendment as of the date first written above.

CIGNA HEALTH CORPORATION

By:     _________________________________
Its:    _________________________________
Dated:  _________________________________


GENTIVA CARECENTRIX, INC.

By:    _________________________________
Its:   _________________________________
Dated: _________________________________

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                                  EXHIBIT XIII.
                               DME GUIDELINES GRID

Durable Medical Equipment (DME) is defined as equipment that can stand repeated use, is primarily and customarily used to serve a medical purpose, and is generally not useful to a person in the absence of an illness or injury. DME items have the following characteristics:

1.   The equipment is prescribed by a physician;
2.   The equipment meets the definition of DME;
3. The equipment is necessary and reasonable for the treatment of a patient's illness or injury.
4. The equipment is manufactured primarily for use in the home environment but is not limited to use in the home. Portable equipment for use outside the home may be covered as an alternative to a stationery unit when the cost of the portable unit is equal to or less than the stationery unit and the member's medical condition supports the need for the equipment periodically outside the home setting. Equipment intended for extended use in the home, but which is appropriately delivered for use and education in an inpatient environment for up to five days will be delivered to the member either in the inpatient environment prior to discharge , or in the member's home prior to an admission.
5. Institutional equipment requested by CIGNA to be provided by Gentiva in an inpatient facility for use in the facility when the equipment is not part of the discharge plan for use in the member's home, or when the member is not a permanent resident of the facility, is not covered under the member's DME benefit. Initial attempts should be made to have the facility provide the equipment as part of their facility charges. When this cannot be accomplished, Gentiva will contact contracted vendors to obtain the requested equipment for CIGNA on a discount FFS basis. If the health plan is not available to issue the FFS authorization (week-ends and after hours) the request will be sent to the health plan and it is expected that a FFS authorization number will be issued by the health plan. It should be noted that Home Medical Equipment vendors do not have all institutional type equipment in stock and there may be a need to special order the equipment

HOME: The home is defined as either the member's home; the home of a family member or primary care giver within the national CIGNA/ Gentiva service area. Member's who have been permanently admitted to an inpatient skilled nursing facility or inpatient hospice and who have changed their home address to that of the SNF or hospice will have the SNF or hospice defined as their home. DME covered under cap in the home would be covered under cap in these facilities.

Products. A listing of the contracted items, or group of items, that are or may be perceived as home medical equipment. This listing, while reasonably complete is not intended to quantify the entire spectrum of products that may be considered DME either now or in the future. Installation of equipment that requires attachment to the structure of the home or making home modifications (construction/renovation) is not the responsibility of GENTIVA Care Centrix.

Coverage Criteria. Conditions under which DME coverage is justified. These guidelines are a combination of Medicare guidelines, CIGNA benefit interpretations, and DME industry standards. Equipment noted as "not covered" only refer to coverage under the DME capitation, but may be covered under other benefit plans such as pharmacy, consumable medical supplies, external prosthetic appliances or hospital benefits. Efforts should be made to provide "not covered" items on a discount fee for service basis to assist in meeting CIGNA and patient's needs. Items may have separate coverage guidelines noted for medicare coverage issues and are identified by italics.

HCPC. Medicare HCFA Common Procedure Coding system. For reference only, note that the existence of a Medicare code does not indicate coverage or reimbursement acceptance.

Diagnosis. These are typical diagnosis indicated for each type of DME; this list is a general guideline and is not exhaustive of all potential qualifying diagnosis.

Site of Service, Training and Supplies. A listing of common industry practices that are the minimal accepted levels noting how equipment is to be delivered to the patient (or picked up), who is responsible for patient education and how it is accomplished, and which accessories and supplies are included in the DME benefit. Minimum standards will be adjusted on a state by state basis to meet legal and regulatory requirements. Supplies listed as included reflect

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

capitated coverage only, fee for service and Medicare will generally pay additional charges for supplies used with CPM.

BRAND Supplied. When completed, it will list typical manufacturers and their model numbers as specific examples of items provided for these product descriptions, but are not considered inclusive of all products that could be offered. If there is an established clinical need for a model number or product other than those listed it will be considered under capitated coverage.

Rent/Purchase. Used internally at GENTIVA CareCentrix to determine the appropriate time to make the financial decision when it is more cost effective to purchase equipment versus ongoing rental. Patients' diagnosis, prognosis, level of care and equipment maintenance needs will be the key factors. All discount FFS equivalent rental amounts will be applied to the purchase price of any purchased equipment.

Coverage Statements for General Categories. General policies for coverage of items that may fall under multiple benefits are listed beginning on page 39, are unique in their requirements, or are generally excluded from all coverage. Many of these items can be purchased at local drug stores, hardware stores or retail outlets.

                           SITE OF SERVICE DEFINITIONS


Category I (product only) - Delivered to patients home by small package delivery service (i.e. UPS or U.S. mail) is an acceptable site of service if:

Consumer agrees to small package delivery via telephone or in writing.

1. Meets patients or caregivers requirements for timeliness, same day delivery may incur additional charges;
2.   Is a purchase item only;
3.   Requires minimal or no assembly;
4. Setup and training can be easily accomplished via written (or video) instruction;
5.   Is a supply reorder; and
6.   Is easily transported and can sustain shipping and handling.

Category II (product and service, outpatient) - Items can be picked up at DME provider or from PCP (consigned from contracted DME provider) location if:

1.   It meets the patients or caregivers requirements for timeliness;
2. Requires specialized fitting and measurement that can be best accomplished in a professional environment;
3.   May be a stat or rush order;
4. Needs minimal patient or caregiver training (or training completed at physicians office);
5.   Requires a written physician order upon pickup;
6.   Can easily be transported;
7.   Includes all category I items.

Category III (product and service at patients home) - Delivered by DME company employee (clinical staff if noted) to patients residence if:

1.   Patient or caregiver training required;
2.   Clinical assistance required;
3.   Is too bulky for easy transport;
4.   Is considered a hazardous material;
5.   Is a stat or rush order (may apply to all categories)
6.   Requires installation and setup;
7.   Requires an environmental site inspection;
8. Includes category II items where customer pickup cannot be accomplished; This option may include delivery to physician office or hospital.

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

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        PRODUCTS                   COVERAGE CRITERIA                 HCPC       EXAMPLE of     SITE OF        USUAL          RENT-
                                                                                DIAGNOSeS      SERVICE,       BRAND        PURCHASE
                                                                                               TRAINING,     SUPPLIED
                                                                                               SUPPLIES
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AMBULATORY EQUIPMENT
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
                   o    NOTE:
                   o    More than one piece of ambulatory
                        equipment may be appropriate if member
                        is expected to improve during
                        rehabilitation or if the diagnosis
                        and/or prognosis indicates deterioration
                        in medical condition.
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DECUBITIS CARE EQUIPMENT
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WOUND                   Negative Pressure Wound Therapy or                                                   KCI
VACUUM             Vacuum-Assisted Closure, including a
DEVICES            FDA-approved pump (i.e., VAC(R), Kinetic                     Coverage
                   Concepts Inc., San Antonio, TX) and supplies,                limited to
                   may be covered when the treating physician's                 the
                   request and supporting documentation                         following
                   establish the following:                                     diagnoses:

                                                                                Chronic Stage
                   o    The ulcer, as described below,                          III or Stage IV
                        demonstrates a lack of                                  pressure ulcers
                        improvement* despite:                                   or,

                        1.   Treatment with the following complete              Chronic
                             wound therapy program:                             diabetic
                                                                                neuropathic
                             o    At least weekly visits with                   ulcers, or
                                  written documentation in the
                                  member's medical record of
                                  evaluation and care by a                      Complications
                                  licensed medical professional                 of a
                                  and at least monthly                          surgically
                                  documentation of the wound's                  created
                                  measurements; AND                             wound (e.g.,
                                                                                dehiscence) or a
                             o    Application of moist topical                  traumatic wound
                                  dressings; AND

                             o    Serial sharp, chemical and/or
                                  mechanical debridement of
                                  necrotic tissue as
                                  appropriate; AND

                             o    Provision for adequate
                                  nutritional status as
                                  documented by a serum albumin
                                  of >/= 3.0 g/dl during the month
                                  prior to the use of negative
                                  pressure wound therapy.


                                         AND
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


                                      9
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
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                        1.   The member has one of the following:

                        a)   Chronic Stage III or Stage IV
                             pressure ulcers; AND

                             o    The ulcer has demonstrated a
                                  lack of improvement* and
                                  remains full thickness despite
                                  consistent application of all
                                  of the following for at least
                                  the last two (2) continuous
                                  months prior to initiating
                                  vacuum-assisted wound closure:

                             o    The member has been
                                  appropriately turned and
                                  positioned; AND

                             o    The member has used an
                                  appropriate pressure relief
                                  device (e.g., low air loss
                                  bed, alternating pressure
                                  mattress) for pressure ulcers
                                  on the posterior trunk or
                                  pelvis; AND

                             o    The member's moisture and
                                  incontinence have been
                                  appropriately maintained.

                                          OR



                        a)   Chronic diabetic neuropathic ulcers;
                             AND

                             o    The ulcer has demonstrated a
                                  lack of improvement* despite
                                  the consistent application of
                                  all of the following for at
                                  least the last two (2)
                                  continuous months prior to
                                  initiating vacuum-assisted
                                  wound closure:

                             o    The member has been on a
                                  comprehensive diabetic
                                  management program; AND

                             o    The member has had appropriate
                                  foot care, including an
                                  attempt to reduce pressure on
                                  a foot ulcer; AND

                             o    The member has been non-weight
                                  bearing as appropriate.
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


                                        10
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
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                                          OR

                        a)   Chronic venous stasis ulcers; AND

                             o    The ulcer has demonstrated a
                                  lack of improvement* despite
                                  the consistent application of
                                  all of the following for at
                                  least the last two (2)
                                  continuous months prior to
                                  initiating vacuum-assisted
                                  wound closure:

                             o    Compression garments/dressings
                                  have been consistently
                                  applied; AND

                             o    Leg elevation and ambulation
                                  have been encouraged.

                        *Lack of improvement is defined as a
                   lack of progress in quantitative measurements of wound characteristics including wound length, and width (surface area), and depth measurements measured in centimeters, and amount of exudate (drainage), serially observed and documented over a specific time interval.

                                          OR

                   o    The member has complications of a
                        surgically created wound (e.g.,
                        dehiscence) or a traumatic wound (e.g.,
                        pre-operative flap or graft) where there is documentation of the medical necessity for accelerated formation of granulation tissue which cannot be achieved by other topical wound treatments (e.g., the member has comorbidities that will not allow for healing times achievable with other topical wound treatments).

                   Contraindications

                   According to the manufacturer, KCI USA Inc., contraindications to V.A.C.(R) use includes any of the following:
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


                                        11
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
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                   o    The presence in the wound of necrotic
                        tissue with eschar, unless effective
                        debridement has occurred
                   o    Untreated osteomyelitis within the
                        vicinity of the wound;
                   o    Cancer present in the wound;
                   o    The presence of a fistula to an organ or
                        body cavity within the vicinity of the wound.

                   It should be used cautiously in patients with
                   active bleeding, difficult wound hemostasis,
                   and patients who
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DIABETIC CARE
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INJECTORS,         May be covered as an alternative to an
NEEDLELESS         insulin pump in children under age 16 who
                   require three or more insulin injections to
                   maintain a normal blood sugar.
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Diabetic           Needles, lancets, alcohol wipes, insulin etc
supplies.          are covered under the member's pharmacy plan
                   and not supplied through Gentiva.

                   Medically necessary diabetic shoes may be
                   covered under the member's orthotic coverage.
                   Check plan language and refer to local
                   orthotic vendor.
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EXTERNAL           Covered if prescribed by a physician and;          E0784     Same as above  Category III,    Minimed    Purchase
AMBULATORY         o    the patient is injecting insulin three                                 delivery       Disetronics    only.,
INFUSION                times daily and has experienced                                        should be
PUMP FOR                difficulty in controlling blood sugar                                  coordinated
INSULIN                 levels on less than three insulin                                      with PCP to
                        injections every day.. The member does                                 handle
                        not need to attempt a fourth injection                                 training.
                        prior to coverage,                                                     Supplies
                                                                                               included.
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CPM
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CONTINUOUS         Covered:                                           E0935     Total knee     Category III,  Therakinetics  Rental
PASSIVE            o    For patients who have TKR or ACL repair                 replacement    delivery and      Sutter       only
MOTION                  and and total duration only up to 3                     ACL repair     training          Stryker
EXERCISE                weeks.                                                                 performed
(CPM) KNEE                                                                                     by patient
                   o    The 3 week limit may be repeated if a                                  service
                        second surgery is required. CPM is also                                technician.
                        covered for members requiring joint                                    CPM softgoods
                        manipulation after a surgical procedure                                (fleece)
                        as a method to prevent further adhesions                               included.
                        or repeat surgery.
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CPM, HAND,         Not Covered
WRIST, ANKLE
& SHOULDER

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STIMULATORS
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BONE GROWTH        o    Covered for a long bone fracture that         E0747     Nonunion of    Category III       EBI
                        will not be healed in 120 days,                         long
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


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
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STIMULATOR &       o    Covered for healing of post-operative         E0748     bone fractures                           Orthologic
ULTRASOUND              spinal fusion in patients at risk for                   longer than                             Bio electron
                        failure to heal due to cigarette/                       120 days.                                 Exogen
                        tobacco abuse. No trial period is
                        required for patients with an identified                Spinal fusion
                        risk factor.                                            in members who
                                                                                smoke tobacco.,
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HEAT, LIGHT & COLD THERAPY
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WHIRLPOOLS              Portable whirlpools are covered in the       E1300      Wounds of an
                   home only when required as part of a home         E1310      extremity
                   physicial therapy program for wound care &                   requiring home
                   debridement of a wound on an extremity.                      debridement
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MISCELLANEOUS
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CONSUMABLE         Not covered under the DME benefit, these are      A codes
SUPPLIES           nonreusable for single patient use;
                   o    these may be supplied by Gentiva upon
                        request under a fee for service
                        arrangement or as part of a home health
                        visit by a nurse.
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Sterile            Sterile saline and water in quantities of
Saline or          >60cc used for irrigation is considered a
sterile            legend item and should be obtained through
water for          the pharmacy benefit.
irrigation.
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EQUIPMENT          Repairs are covered to make the equipment          E1350     Category II, if
REPAIRS            serviceable unless caused by abuse or                        patient is
                   improper use of equipment.                                   ambulatory and
                                                                                equipment is
                   o    Equipment under manufacturer warranty                   category I or II
                        may have to be sent to manufacturer for                 then every effort
                        repair or replacement. Repair cost                      should be made for
                        limited to replacement value of                         equipment to be
                        equipment. Items such as compressors,                   brought to
                        tires, upholstery, will be                              provider location
                        repaired/replaced no more frequently                    for repair.
                        than the expected life of the particular
                        component and is subject to any DME plan
                        maximums.

                   o    Adjustments for growth or changes
                        in condition are covered within
                        plan benefit limits , Standard
                        loaner equipment will be provided
                        when a members equipment needs to
                        be sent out for repair; or repair
                        is delayed waiting for parts or
                        service.
------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT A
                            LEAKAGE ABATEMENT PROGRAM

Leakage Abatement
-----------------

-------------------------------------------------------------------------------------------------------------
           Steps:                 Who                                      What
-------------------------------------------------------------------------------------------------------------
 1       Identify                CIGNA               Generate a report of DME claims paid directly to
                                                       providers rather than to / through CareCentrix
-------------------------------------------------------------------------------------------------------------
 2        Analyze             CareCentrix         Create a "working report" of target providers and cases
                                Finance                   needing recovery and redirection
-------------------------------------------------------------------------------------------------------------
 3      Communicate           CareCentrix          Fax explanation letter to each target provider with case
                               Provider                          specifics and instructions
                              Relations
-------------------------------------------------------------------------------------------------------------

                                                  Mail refund check (made out to CIGNA) to CareCentrix NCC
 4        Refund               Provider            along with revised claim addressed to CareCentrix and
                                                                     any documentation
-------------------------------------------------------------------------------------------------------------

 5     Re-adjudicate         CareCentrix            Adjudicate claims received with refund (from step 4
                            National Claim          above) to re-pay provider as per provider contract
                             Center (NCC)
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
           Steps:               When               Open Questions / Comments
-------------------------------------------------------------------------------------
 1       Identify              Monthly         Future reports will provide member
                                                   liability detail (per Dan)
-------------------------------------------------------------------------------------
 2        Analyze              Monthly           Format and exact timing t.b.d.?

-------------------------------------------------------------------------------------
 3      Communicate            Monthly           CareCentrix to draft letter and
                                                          instructions

-------------------------------------------------------------------------------------
                              As soon as
                               possible          Consider special address or fax
 4        Refund              following                      number?
                             appropriate
                            communication
-------------------------------------------------------------------------------------
                                                 Create intake and/or authorizations
 5     Re-adjudicate         As received          as necessary. Forward documents to
                                                     NBC for imaging / reference

-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

 6          Forward         CareCentrix National        Forward refund check from provider to CIGNA for
                              Claim Center (NCC)                  adjustment to member account
-------------------------------------------------------------------------------------------------------------

                                                    Forward refund check with Special Handle instructions to
 7          Forward                CIGNA             Electronic Mailroom (EMR) for coding and scanning of
                                                                    check and documentation.
-------------------------------------------------------------------------------------------------------------

                                                        EMR forwards scanned check to Bank Of America for
 8          Forward                 EMR                                    deposit.

-------------------------------------------------------------------------------------------------------------

                                                      Post refund and reverse original (direct) claims and
 9           Post                  CIGNA                        issue corrected EOBs to member

-------------------------------------------------------------------------------------------------------------
10        Notification             CIGNA              Once refund is posted, CIGNA notifies Gentiva that
                                                                       refund is complete
-------------------------------------------------------------------------------------------------------------

11         Re-invoice        CareCentrix National              Invoice CIGNA for claim(s) involved
                             Billing Center (NBC)
-------------------------------------------------------------------------------------------------------------


12         Re-payment              CIGNA             Pay CareCentrix for claim(s) per contracted rates and
                                                            issue new EOB(s) to CareCenrix and member

-------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
                                                  Address to: CIGNA COR Unit, Attn:
 6          Forward           As received          Tracie White, 32 Valley St.,
                                                          Bristol, CT 06010
--------------------------------------------------------------------------------------
                                                 Address to: CIGNA Healthcare, Attn:
                                                      Mike Malone Personal and
 7          Forward           As received         Confidential, 123 Wyoming Ave.,
                                                         Scranton, PA 18503
--------------------------------------------------------------------------------------
                                                 Both EMR and Bank send CIGNA a file
                                                 once completed in their area. Once
 8          Forward           As received         files are received, CIGNA posts
                                                         refund to account.
--------------------------------------------------------------------------------------
                                                Any additional notice or explanation
                                                    to member from CIGNA (and/or
 9           Post             As received          trainning scripts for Member
                                                             Services)?
--------------------------------------------------------------------------------------
10        Notification         As Posted

--------------------------------------------------------------------------------------
                               Within week
11         Re-invoice           following       Procedures / protocols regarding any
                             re-adjudication    CIGNA pre-authorization requirements?
--------------------------------------------------------------------------------------
                                                      Special appeal process if
                                                  differences result? Also, how to
12         Re-payment        Within 30 days        handle changes in benefit or
                                                 eligibility subsequent to original
                                                              payment?
--------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

13         Settlement        CareCentrix National   Calculate appropriate adjustment to member liability and
                             Billing Center (NBC)            bill member and/or provider accordingly
-------------------------------------------------------------------------------------------------------------

                                                        Monitor compliance and results and readdress with
14         Follow-up            CareCentrix                    non-compliant providers (if any)

-------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                As new EOBs        Predetermine and script most likely
13         Settlement          received from       scenarios (e.g. change from 30% out
                                   CIGNA             of network, to 20% in network)
----------------------------------------------------------------------------------------
                                                   Intent is to not only redirect past
                                                    claims, but reduce / avoid future
14         Follow-up             Monthly           leakage as well. Tracking tool(s)
                                                         and department t.b.d.?
----------------------------------------------------------------------------------------

                                    EXHIBIT A
                       HMO PROGRAM ATTACHMENT - CAPITATION
                          SCHEDULE OF CAPITATION RATES

                   CAPITATION RATES EFFECTIVE 2/1/06 - 1/31/07

These are the capitation rates that apply to services rendered to Patient Panel Participants enrolled in HMO Programs. An "HMO Program" means a non-governmental, fully insured HMO or Point of Service product that is underwritten based on a community rating methodology (i.e. community rating, community rating by class, adjusted community rating by class).

----------------------------------------------------------------------------------------------------
                                                                        Gentiva Homehealth
                                                                           Infusion and
                                                                        DME/HME Capitation
                                                                             Rate PMPM
----------------------------------------------------------------------------------------------------
     All Commercial HMO Capitated Affiliates                                    *
----------------------------------------------------------------------------------------------------

Capitation Rate Compensation Terms
----------------------------------
  The following rates are established for the provision of Home Care Services rendered to Program Participants covered under the HMO and Gatekeeper plans:
           February 1, 2006 - January 31, 2007        $* per member per month
           February 1, 2007 - January 31, 2008        $* per member per month
           February 1, 2008 - January 31, 2009        $* per member per month

The capitation rate listed above for each twelve month period is allocated between HMO and Gatekeeper Program participants in accordance with established business practices. On or about December 1 of each year, the parties shall reconcile the allocation and settle any payment difference no later than December 31 of each calendar year.

If an outlier calculation for * demonstrates a patient per thousand (PPK) increase in excess of *, (* ppk), then MCA reserves the right to propose an * pmpm outlier adjustment no later than September 1. CIGNA may elect to accept the proposed adjustment or * and * from this agreement.


* Confidential treatment requested.

                                    EXHIBIT A
                    HMO PROGRAM ATTACHMENT - FEE FOR SERVICE
                        REIMBURSEMENT FOR OTHER SERVICES

RATE AREA DESIGNATIONS:

---------------------------------------------------------------------------------------------------------------
                    STATE                              RATE AREA                    RATE DESIGNATION
---------------------------------------------------------------------------------------------------------------
                   Alabama                                 *                               *
---------------------------------------------------------------------------------------------------------------
                   Alaska                                  *                               *
---------------------------------------------------------------------------------------------------------------
                   Arizona                                 *                               *
---------------------------------------------------------------------------------------------------------------
                  Arkansas                                 *                               *
---------------------------------------------------------------------------------------------------------------
                 California                                *                               *
---------------------------------------------------------------------------------------------------------------
                  Colorado                                 *                               *
---------------------------------------------------------------------------------------------------------------
                 Connecticut                               *                               *
---------------------------------------------------------------------------------------------------------------
                  Delaware                                 *                               *
---------------------------------------------------------------------------------------------------------------
            District of Columbia                           *                               *
---------------------------------------------------------------------------------------------------------------
                   Florida                                 *                               *
---------------------------------------------------------------------------------------------------------------
                   Georgia                                 *                               *
---------------------------------------------------------------------------------------------------------------
                   Hawaii                                  *                               *
---------------------------------------------------------------------------------------------------------------
                    Idaho                                  *                               *
---------------------------------------------------------------------------------------------------------------
                  Illinois                                 *                               *
---------------------------------------------------------------------------------------------------------------
                   Indiana                                 *                               *
---------------------------------------------------------------------------------------------------------------
                    Iowa                                   *                               *
---------------------------------------------------------------------------------------------------------------
                   Kansas                                  *                               *
---------------------------------------------------------------------------------------------------------------
                  Kentucky                                 *                               *
---------------------------------------------------------------------------------------------------------------
                  Louisiana                                *                               *
---------------------------------------------------------------------------------------------------------------
                    Maine                                  *                               *
---------------------------------------------------------------------------------------------------------------
                  Maryland                                 *                               *
---------------------------------------------------------------------------------------------------------------
                Massachusetts                              *                               *
---------------------------------------------------------------------------------------------------------------
                  Michigan                                 *                               *
---------------------------------------------------------------------------------------------------------------
                  Minnesota                                *                               *
---------------------------------------------------------------------------------------------------------------
                 Mississippi                               *                               *
---------------------------------------------------------------------------------------------------------------
                  Missouri                                 *                               *
---------------------------------------------------------------------------------------------------------------
                   Montana                                 *                               *
---------------------------------------------------------------------------------------------------------------
                  Nebraska                                 *                               *
---------------------------------------------------------------------------------------------------------------
                   Nevada                                  *                               *
---------------------------------------------------------------------------------------------------------------
                New Hampshire                              *                               *
---------------------------------------------------------------------------------------------------------------
                 New Jersey                                *                               *
---------------------------------------------------------------------------------------------------------------
                 New Mexico                                *                               *
---------------------------------------------------------------------------------------------------------------
                  New York                                 *                               *
---------------------------------------------------------------------------------------------------------------
               North Carolina                              *                               *
---------------------------------------------------------------------------------------------------------------
                North Dakota                               *                               *
---------------------------------------------------------------------------------------------------------------
                    Ohio                                   *                               *
---------------------------------------------------------------------------------------------------------------
                  Oklahoma                                 *                               *
---------------------------------------------------------------------------------------------------------------
                   Oregon                                  *                               *
---------------------------------------------------------------------------------------------------------------
                Pennsylvania                               *                               *
---------------------------------------------------------------------------------------------------------------
                Rhode Island                               *                               *
---------------------------------------------------------------------------------------------------------------
               South Carolina                              *                               *
---------------------------------------------------------------------------------------------------------------
                South Dakota                               *                               *
---------------------------------------------------------------------------------------------------------------
                  Tennessee                                *                               *
---------------------------------------------------------------------------------------------------------------
                    Texas                                  *                               *
---------------------------------------------------------------------------------------------------------------
                    Utah                                   *                               *
---------------------------------------------------------------------------------------------------------------
                   Vermont                                 *                               *
---------------------------------------------------------------------------------------------------------------
                  Virginia                                 *                               *
---------------------------------------------------------------------------------------------------------------
                 Washington                                *                               *
---------------------------------------------------------------------------------------------------------------
                West Virginia                              *                               *
---------------------------------------------------------------------------------------------------------------
                  Wisconsin                                *                               *
---------------------------------------------------------------------------------------------------------------
                   Wyoming                                 *                               *
---------------------------------------------------------------------------------------------------------------

     * Confidential treatment requested.

                  TRADITIONAL HOME HEALTH FEE-FOR-SERVICE RATE
               RATES EFFECTIVE FEBRUARY 1, 2006 - JANUARY 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
The following Traditional Home Health Services have both Visit and Hourly rates.

Notes 1, 2, 3, 4, 5 and 6 apply                               Area 1                     Area 2                       Area 3
                                                     -------------------------------------------------------------------------------
                                                        Visit         Hour         Visit         Hour        Visit           Hour
------------------------------------------------------------------------------------------------------------------------------------
CERTIFIED NURSES AIDE                                     *            *             *            *            *               *
------------------------------------------------------------------------------------------------------------------------------------
HOME HEALTH AIDE                                          *            *             *            *            *               *
------------------------------------------------------------------------------------------------------------------------------------
LVN/LPN                                                   *            *             *            *            *               *
------------------------------------------------------------------------------------------------------------------------------------
LVN/LPN - HIGH TECH                                       *            *             *            *            *               *
------------------------------------------------------------------------------------------------------------------------------------
PEDIATRIC HIGH TECH LVN/LPN                               *            *             *            *            *               *
------------------------------------------------------------------------------------------------------------------------------------
PEDIATRIC HIGH TECH RN                                    *            *             *            *            *               *
------------------------------------------------------------------------------------------------------------------------------------
PEDIATRIC LVN/LPN                                         *            *             *            *            *               *
------------------------------------------------------------------------------------------------------------------------------------
PEDIATRIC RN                                              *            *             *            *            *               *
------------------------------------------------------------------------------------------------------------------------------------
RN                                                        *            *             *            *            *               *
------------------------------------------------------------------------------------------------------------------------------------
RN HIGH TECH INFUSION                                     *            *             *            *            *               *
------------------------------------------------------------------------------------------------------------------------------------
RN HIGH TECH OTHER                                        *            *             *            *            *               *
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The following Traditional Home Health Services have Visit only rates.

Notes 1, 3, 4, 5, 7 and 8 apply                               Area 1                     Area 2                       Area 3
                                                     -------------------------------------------------------------------------------
                                                        Visit         Hour         Visit         Hour        Visit           Hour
------------------------------------------------------------------------------------------------------------------------------------
DIABETIC NURSE                                            *           N/A            *           N/A           *              N/A
------------------------------------------------------------------------------------------------------------------------------------
DIETITIAN                                                 *           N/A            *           N/A           *              N/A
------------------------------------------------------------------------------------------------------------------------------------
ENTEROSTOMAL THERAPIST                                    *           N/A            *           N/A           *              N/A
------------------------------------------------------------------------------------------------------------------------------------
MATERNAL CHILD HEALTH                                     *           N/A            *           N/A           *              N/A
------------------------------------------------------------------------------------------------------------------------------------
MEDICAL SOCIAL WORKER                                     *           N/A            *           N/A           *              N/A
------------------------------------------------------------------------------------------------------------------------------------
OCCUPATIONAL THERAPIST                                    *           N/A            *           N/A           *              N/A
------------------------------------------------------------------------------------------------------------------------------------
OCCUPATIONAL THERAPIST ASSISTANT                          *           N/A            *           N/A           *              N/A
------------------------------------------------------------------------------------------------------------------------------------
PHLEBOTOMIST                                              *           N/A            *           N/A           *              N/A
------------------------------------------------------------------------------------------------------------------------------------
PHOTOTHERAPY PACKAGE SERVICE                              *           N/A            *           N/A           *              N/A
------------------------------------------------------------------------------------------------------------------------------------
PHYSICAL THERAPIST                                        *           N/A            *           N/A           *              N/A
------------------------------------------------------------------------------------------------------------------------------------
PHYSICAL THERAPIST ASSISTANT                              *           N/A            *           N/A           *              N/A
------------------------------------------------------------------------------------------------------------------------------------
PSYCHIATRIC NURSE                                         *           N/A            *           N/A           *              N/A
------------------------------------------------------------------------------------------------------------------------------------
REHABILITATION NURSE                                      *           N/A            *           N/A           *              N/A
------------------------------------------------------------------------------------------------------------------------------------
RESPIRATORY THERAPIST                                     *           N/A            *           N/A           *              N/A
------------------------------------------------------------------------------------------------------------------------------------
RN ASSESSMENT, INITIAL                                    *           N/A            *           N/A           *              N/A
------------------------------------------------------------------------------------------------------------------------------------
RN SKILLED NURSING VISIT-EXTENSIVE                        *           N/A            *           N/A           *              N/A
------------------------------------------------------------------------------------------------------------------------------------
SPEECH THERAPIST                                          *           N/A            *           N/A           *              N/A
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The following Traditional Home Health Service has Hourly only rates.

                                                     -------------------------------------------------------------------------------
Notes 3, 4 and 5 apply                                        Area 1                     Area 2                       Area 3
                                                     -------------------------------------------------------------------------------
                                                        Visit         Hour         Visit         Hour        Visit         Hour
------------------------------------------------------------------------------------------------------------------------------------
HOMEMAKER                                                N/A           *            N/A           *           N/A            *
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The following Traditional Home Health Service is priced on a Per Diem basis.

                                                     -------------------------------------------------------------------------------
Notes 3, 4 and 5 apply                                        Area 1                     Area 2                       Area 3
                                                     -------------------------------------------------------------------------------
                                                                    Per Diem                   Per Diem                Per Diem
------------------------------------------------------------------------------------------------------------------------------------
COMPANION/LIVE IN                                                      *                          *                        *
------------------------------------------------------------------------------------------------------------------------------------

NOTES:

1. Visits are defined as two (2) hours or less in duration (EXCEPT MATERNAL CHILD HEALTH VISITS, which have no maximum duration).
2. Hourly rate for visits exceeding two (2) hours in duration, starting with hour 3.
3. CIGNA does not reimburse for travel time, weekend, holiday or evening differentials.
4.   Above prices have no exclusions.
5. All services not listed above will be billed at * until rates are mutually established and become part of the fee schedule.
6. RN High Tech Infusion visit and hourly utilization/costs to be reported with HIT.
7.   Respiratory Therapist visit utilization/costs to be reported with HME/RT.
8. Diabetic Nurse, Psychiatric Nurse and Rehabilitation Nurse assume specialty certification which is not readily available in the home care environment. Use requires special coordination.
9. There shall be a ceiling for annual inflation increases in Home Health Services of *.

* Confidential treatment requested.

                               HOME INFUSION RATES
               RATES EFFECTIVE FEBRUARY 1, 2006 - JANUARY 31, 2007

--------------------------------------------------------------------------------
The following Home Infusion Therapy service rates EXCLUDE drugs. Drugs are priced as a percentage discount off AWP (if applicable), and there is NO price difference between primary and multiple therapies

-------------------------------------------------------------------------------------------------------------------
                                                      Primary or          Primary or             Primary or
                                                   Multiple Therapy    Multiple Therapy       Multiple Therapy
                                                       Per Diem         Dispensing Fee     Drug Discount off AWP
-------------------------------------------------------------------------------------------------------------------
Ancillary Drugs                                                                *                     *
-------------------------------------------------------------------------------------------------------------------
Biological Response Modifiers                                                  *                     *
-------------------------------------------------------------------------------------------------------------------
Cardiac (Inotropic) Therapy                                *                                         *
-------------------------------------------------------------------------------------------------------------------
Chelation Therapy                                          *                                         *
-------------------------------------------------------------------------------------------------------------------
Chemotherapy                                               *                                         *
-------------------------------------------------------------------------------------------------------------------
Enteral Therapy                                            *                                         *
-------------------------------------------------------------------------------------------------------------------
Enzyme Therapy                                             *                                         *
-------------------------------------------------------------------------------------------------------------------
Growth Hormone                                                                 *                     *
-------------------------------------------------------------------------------------------------------------------
IV Immune Globulin                                         *                                         *
-------------------------------------------------------------------------------------------------------------------
Other Injectable Therapies                                                     *                     *
-------------------------------------------------------------------------------------------------------------------
Other Infusion Therapies                                   *                                         *
-------------------------------------------------------------------------------------------------------------------
Pain Management Therapy                                    *                                         *
-------------------------------------------------------------------------------------------------------------------
Steroid Therapy                                            *                                         *
-------------------------------------------------------------------------------------------------------------------
Thrombolytic (Anticoagulation) Therapy                     *                                         *
-------------------------------------------------------------------------------------------------------------------
Synagis                                                                        *                     *
-------------------------------------------------------------------------------------------------------------------
Remodulin Therapy                                          *                                         *
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The following Home Infusion Therapy service rates EXCLUDE drugs. Drugs are priced as a percentage discount off AWP, and there IS a price difference between primary and multiple anti-infective therapies

-------------------------------------------------------------------------------------------------------------------
                                                       Per Diem                            Drug Discount Off AWP
-------------------------------------------------------------------------------------------------------------------
Anti-Infectives - Primary Anti-Infective                   *                                         *
-------------------------------------------------------------------------------------------------------------------
Anti-Infectives - Multiple Anti-Infective                  *                                         *
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The following Home Infusion Therapy service rate EXCLUDES drugs. Drugs are priced per vial, and there is NO price difference between primary and multiple anti-infective therapies
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                      Primary or
                                                   Multiple Therapy
                                                       Per Diem                                 Cost of Drug
-------------------------------------------------------------------------------------------------------------------
Flolan Therapy                                             *
-------------------------------------------------------------------------------------------------------------------
  Flolan 0.5 mg vial                                                                                 *
-------------------------------------------------------------------------------------------------------------------
  Flolan 1.5 mg vial                                                                                 *
-------------------------------------------------------------------------------------------------------------------
  Flolan diluent vial                                                                                *
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The following Home Infusion Therapy service rates INCLUDE drugs, and there is NO price difference between primary and multiple therapies
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                      Primary or
                                                   Multiple Therapy
                                                       Per Diem
-------------------------------------------------------------------------------------------------------------------
Enteral Therapy                                            *
-------------------------------------------------------------------------------------------------------------------
Hydration Therapy                                          *
-------------------------------------------------------------------------------------------------------------------
Total Parenteral Nutrition                                 *
-------------------------------------------------------------------------------------------------------------------

* Confidential treatment requested.

    SCHEDULE 2A, PAGE 2: HOME INFUSION HMO/FLEX FEE-FOR-SERVICE THERAPY RATES

NOTES:
1. Per Diems EXCLUDING drugs include all costs related to the therapy except the cost of drugs, including but not limited to facility overhead, supplies, delivery, professional labor including compounding and monitoring, all nursing required, maintenance of specialized catheters, equipment/patient supplies, disposables, pumps, general and administrative expenses, etc.
2. Per Diems INCLUDING drugs include ALL costs - including but not limited to cost of drugs, facility overhead, supplies, delivery, professional labor including compounding and monitoring, all nursing required, maintenance of specialized catheters, equipment/patient supplies, disposables, pumps, general and administrative expenses, etc.
3. "DISPENSING FEE" is defined as per each time the drug is dispensed by the home infusion provider.
4. "PER DIEM" costs are the same for primary or multiple treatments for all drug categories, except ANTI-INFECTIVES.
5. The per diem rate shall only be charged for those days the Participant receives medication.
6.   For home infusion pharmaceuticals not listed on fee schedule, * will apply.
7. There shall be a ceiling for annual inflation increases in Home Infusion Therapy of*.
8. There shall be a ceiling for annual inflation increases in Medications under *.
9.   All Medications are subject to MAC pricing, where applicable.

-------------------------------------------------------------------------------------------------------------------
The following are for the stated item ONLY.  Unless otherwise noted, nursing, supplies, etc. are NOT included.
-------------------------------------------------------------------------------------------------------------------
Blood Transfusion per Unit (Tubing, Filters)                                                         *
-------------------------------------------------------------------------------------------------------------------
Catheter Care Per Diem                                                                               *
-------------------------------------------------------------------------------------------------------------------
Midline Insertion (Catheter & Supplies)                                                              *
-------------------------------------------------------------------------------------------------------------------
PICC Line Insertion (Catheter & Supplies)                                                            *
-------------------------------------------------------------------------------------------------------------------
Blood Product                                                                                        *
-------------------------------------------------------------------------------------------------------------------

* Confidential treatment requested.

    SCHEDULE 2A, PAGE 3: HOME INFUSION THERAPY HMO/FLEX FEE-FOR-SERVICE RATES

-------------------------------------------------------------------------------------------------------------------
Factor Concentrates
-------------------------------------------------------------------------------------------------------------------
                                                                          Vial price             Unit Price
-------------------------------------------------------------------------------------------------------------------
Factor VII
-------------------------------------------------------------------------------------------------------------------
Novoseven 1200MCG Vial                                                         *
-------------------------------------------------------------------------------------------------------------------
Novoseven 4800MCG Vial                                                         *
-------------------------------------------------------------------------------------------------------------------
Novoseven in 1200MCG or 4800MCG QTY                                                                  *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Factor VIII (Recombinant)
-------------------------------------------------------------------------------------------------------------------
Recombinate                                                                                          *
-------------------------------------------------------------------------------------------------------------------
Kogenate or Helixate                                                                                 *
-------------------------------------------------------------------------------------------------------------------
Bioclate                                                                                             *
-------------------------------------------------------------------------------------------------------------------
Helixate FS                                                                                          *
-------------------------------------------------------------------------------------------------------------------
Kogenate FS                                                                                          *
-------------------------------------------------------------------------------------------------------------------
Refacto                                                                                              *
-------------------------------------------------------------------------------------------------------------------
Advate                                                                                               *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Factor VIII (Monoclonal)
-------------------------------------------------------------------------------------------------------------------
Hemofil-M or A. R. C. Method M                                                                       *
-------------------------------------------------------------------------------------------------------------------
Monoclate P                                                                                          *
-------------------------------------------------------------------------------------------------------------------
Monarc-M                                                                                             *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Factor VIII (Other)
-------------------------------------------------------------------------------------------------------------------
Koate                                                                                                *
-------------------------------------------------------------------------------------------------------------------
Humate                                                                                               *
-------------------------------------------------------------------------------------------------------------------
Alphanate SDHT                                                                                       *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Factor IX (Recombinant)
-------------------------------------------------------------------------------------------------------------------
BeneFix                                                                                              *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Factor IX (Monoclonal/High Purity)
-------------------------------------------------------------------------------------------------------------------
Mononine                                                                                             *
-------------------------------------------------------------------------------------------------------------------
Alphanine                                                                                            *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Factor IX (Other)
-------------------------------------------------------------------------------------------------------------------
Konyne - 80                                                                                          *
-------------------------------------------------------------------------------------------------------------------
Proplex T                                                                                            *
-------------------------------------------------------------------------------------------------------------------
Bebulin                                                                                              *
-------------------------------------------------------------------------------------------------------------------
Profilnine SD                                                                                        *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Anti-Inhibitor Complex
-------------------------------------------------------------------------------------------------------------------
Autoplex-T                                                                                           *
-------------------------------------------------------------------------------------------------------------------
Feiba-VH                                                                                             *
-------------------------------------------------------------------------------------------------------------------
Hyate-C                                                                                              *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
HEMOSTATIC AGENTS
-------------------------------------------------------------------------------------------------------------------
DDAVP - 10ml vial                                                                                    *
-------------------------------------------------------------------------------------------------------------------
Stimate  - 2.5ml vial                                                                                *
-------------------------------------------------------------------------------------------------------------------
Above rates include all necessary ancillary supplies and waste disposal unit;
24-hour on-call clinical support; home infusion monitoring system; product delivery nationwide; patient training, education, and evaluation
-------------------------------------------------------------------------------------------------------------------

* Confidential treatment requested.

  SCHEDULE 2A(1), PAGE 4: HOME INFUSION THERAPY HMO/FLEX FEE-FOR-SERVICE RATES

-------------------------------------------------------------------------------------------------------------------
Factor Concentrates
-------------------------------------------------------------------------------------------------------------------
                                                                          Vial price             Unit Price
-------------------------------------------------------------------------------------------------------------------
Factor VII
-------------------------------------------------------------------------------------------------------------------
Novoseven 1200MCG Vial                                                         *
-------------------------------------------------------------------------------------------------------------------
Novoseven 4800MCG Vial                                                         *
-------------------------------------------------------------------------------------------------------------------
Novoseven in 1200MCG or 4800MCG QTY                                                                  *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Factor VIII (Recombinant)
-------------------------------------------------------------------------------------------------------------------
Recombinate                                                                                          *
-------------------------------------------------------------------------------------------------------------------
Kogenate or Helixate                                                                                 *
-------------------------------------------------------------------------------------------------------------------
Bioclate                                                                                             *
-------------------------------------------------------------------------------------------------------------------
Helixate FS                                                                                          *
-------------------------------------------------------------------------------------------------------------------
Kogenate FS                                                                                          *
-------------------------------------------------------------------------------------------------------------------
Refacto                                                                                              *
-------------------------------------------------------------------------------------------------------------------
Advate                                                                                               *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Factor VIII (Monoclonal)
-------------------------------------------------------------------------------------------------------------------
Hemofil-M or A. R. C. Method M                                                                       *
-------------------------------------------------------------------------------------------------------------------
Monoclate P                                                                                          *
-------------------------------------------------------------------------------------------------------------------
Monarc-M                                                                                             *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Factor VIII (Other)
-------------------------------------------------------------------------------------------------------------------
Koate                                                                                                *
-------------------------------------------------------------------------------------------------------------------
Humate                                                                                               *
-------------------------------------------------------------------------------------------------------------------
Alphanate SDHT                                                                                       *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Factor IX (Recombinant)
-------------------------------------------------------------------------------------------------------------------
BeneFix                                                                                              *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Factor IX (Monoclonal/High Purity)
-------------------------------------------------------------------------------------------------------------------
Mononine                                                                                             *
-------------------------------------------------------------------------------------------------------------------
Alphanine                                                                                            *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Factor IX (Other)
-------------------------------------------------------------------------------------------------------------------
Konyne - 80                                                                                          *
-------------------------------------------------------------------------------------------------------------------
Proplex T                                                                                            *
-------------------------------------------------------------------------------------------------------------------
Bebulin                                                                                              *
-------------------------------------------------------------------------------------------------------------------
Profilnine SD                                                                                        *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Anti-Inhibitor Complex
-------------------------------------------------------------------------------------------------------------------
Autoplex-T                                                                                           *
-------------------------------------------------------------------------------------------------------------------
Feiba-VH                                                                                             *
-------------------------------------------------------------------------------------------------------------------
Hyate-C                                                                                              *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
HEMOSTATIC AGENTS
-------------------------------------------------------------------------------------------------------------------
DDAVP - 10ml vial                                                                                    *
-------------------------------------------------------------------------------------------------------------------
Stimate  - 2.5ml vial                                                                                *
-------------------------------------------------------------------------------------------------------------------
Above rates include all necessary ancillary supplies and waste disposal unit;
24-hour on-call clinical support; home infusion monitoring system; product delivery nationwide; patient training, education, and evaluation
-------------------------------------------------------------------------------------------------------------------

* Confidential treatment requested.

------------------------------------------------------------------------------------------------------------------------------------

                                                   DME / HME RESPIRATORY RATES:
                                        RATES EFFECTIVE FEBRUARY 1, 2006 - JANUARY 31, 2009

------------------------------------------------------------------------------------------------------------------------------------
 CAT     TYPE     HCPCS   CHC     CareCentrix                    DESCRIPTION                        PURCHASE   RENTAL     DAILY
                  CODE    CODE       Code                                                             PRICE     PRICE     PRICE
------------------------------------------------------------------------------------------------------------------------------------
 HME              A4230   A4230              Infusion set for external insulin pump, non-needle        *
                                             cannula Type
------------------------------------------------------------------------------------------------------------------------------------
 HME              A4231   A4231              Infusion set for external insulin pump, needle type       *
------------------------------------------------------------------------------------------------------------------------------------
 HME              A4232   A4232              Reservoir/Syringe with needle for external insulin pump   *
------------------------------------------------------------------------------------------------------------------------------------
 HME              A4632   A4632              Replacement battery for external insulin pump, any        *
                                             type, each
------------------------------------------------------------------------------------------------------------------------------------
 HME              A5119   A5119              Skin Barrier, wipes, box per 50                           *
------------------------------------------------------------------------------------------------------------------------------------
 HME              A6257   A6257              Transparent film/ dressing                                *
------------------------------------------------------------------------------------------------------------------------------------
 HME    INSULPP   E0784   E0784     2158     PUMP (E0784), EXT AMBULATORY INFUSION, MINIMED, INSULIN   *
------------------------------------------------------------------------------------------------------------------------------------
 HME    INSULPP   E0784   E0784     6771     PUMP (E0784), INSULIN EXT INFUSION DISETRONICS OR OTHER   *
------------------------------------------------------------------------------------------------------------------------------------
 HME    INSULPP   E0784   E0784     7704     PUMP, EXT INFUSION, DANA DIABECARE, INSULIN (E0784)       *
------------------------------------------------------------------------------------------------------------------------------------
 HME    INSULPP   E0784   E0784     7731     PUMP, EXT INFUSION, ANIMAS, INSULIN (E0784)               *
------------------------------------------------------------------------------------------------------------------------------------
 HME    INSULPP   E0784   E0784     7773     PUMP (E0784), EXT AMBULATORY INFUSION, DELTEC, INSULIN    *
------------------------------------------------------------------------------------------------------------------------------------
 HME     OTHER    E0746   DM570     2109     ELECTROMYOGRAPHY (EMG) (E0746), BIOFEEDBACK DEVICE        *          *
------------------------------------------------------------------------------------------------------------------------------------
 HME     OTHER    E0935   E0935     2125     PASSIVE MOTION (E0935) EXERCISE DEVICE                                          *
------------------------------------------------------------------------------------------------------------------------------------
 HME     OTHER    E0935   E0935     2857     PASSIVE MOTION (E0935) EXERCISE DEVICE, HAND                                    *
------------------------------------------------------------------------------------------------------------------------------------
 HME     OTHER    E0935   E0935     2858     PASSIVE MOTION (E0935) EXERCISE DEVICE, SHOULDER                                *
------------------------------------------------------------------------------------------------------------------------------------
 HME     OTHER    E0935   E0935     2859     PASSIVE MOTION (E0935) EXERCISE DEVICE, ANKLE                                   *
------------------------------------------------------------------------------------------------------------------------------------
 HME     OTHER    E0935   E0935     2860     PASSIVE MOTION (E0935) EXERCISE DEVICE, ELBOW                                   *
------------------------------------------------------------------------------------------------------------------------------------
 HME     OTHER    E0935   E0935     2861     PASSIVE MOTION (E0935) EXERCISE DEVICE, WRIST                                   *
------------------------------------------------------------------------------------------------------------------------------------
 HME     OTHER    E1300   DM570     2062     WHIRLPOOL (E1300), PORT (OVERTUB TYPE)                    *
------------------------------------------------------------------------------------------------------------------------------------
 HME     OTHER    E1310   DM570     2061     WHIRLPOOL (E1399), NON-PORT (BUILT-IN TYPE)               *
------------------------------------------------------------------------------------------------------------------------------------
 HME     OTHER    E1399   E1399     2327     DURABLE MEDICAL EQUIP (E1399), MISCELLANEOUS              *
------------------------------------------------------------------------------------------------------------------------------------
 HME    STIM_BO   E0747   DM570     6875     STIMULATOR, OSTEOGENIC, ULTRASOUND                        *
------------------------------------------------------------------------------------------------------------------------------------
 HME    STIM_BO   E0747   DM570     8386     STIMULATOR (E0747), OSTEOGENIC, NON-INVASIVE, EBI         *
------------------------------------------------------------------------------------------------------------------------------------
 HME    STIM_BO   E0747   DM570     8387     STIMULATOR (E0747), OSTEOGENIC, NON-INVASIVE, ORTHOFIX    *
------------------------------------------------------------------------------------------------------------------------------------
 HME    STIM_BO   E0747   DM570     8388     STIMULATOR (E0747), OSTEOGENIC, NON-INVASIVE, ORTHOLOGIC  *
------------------------------------------------------------------------------------------------------------------------------------
 HME    STIM_BO   E0748   DM570     2124     STIMULATOR (E0748), OSTEOGENIC NON-INVASIVE,              *
                                             SPINAL APPLICATIONS
------------------------------------------------------------------------------------------------------------------------------------
 HME    STIM_BO   E0748   DM570     8389     STIMULATOR (E0748), OSTEOGENIC NON-INVASIVE, SPINAL, EBI  *
------------------------------------------------------------------------------------------------------------------------------------
 HME    STIM_BO   E0748   DM570     8390     STIMULATOR (E0748), OSTEOGENIC NON-INVASIVE, SPINAL,      *
                                             ORTHOFIX
------------------------------------------------------------------------------------------------------------------------------------
 HME    STIM_BO   E0748   DM570     8391     STIMULATOR (E0748), OSTEOGENIC NON-INVASIVE, SPINAL,      *
                                             ORTHOLOGIC
------------------------------------------------------------------------------------------------------------------------------------
 HME    WDSUCT    K0538   DM570     6873     WOUND SUCTION DEVICE (K0538)                                                    *
------------------------------------------------------------------------------------------------------------------------------------
 HME    WDSUCT    K0539   DM570     7914     DRESSING SET, FOR WOUND SUCTION DEVICE (K0539)            *
------------------------------------------------------------------------------------------------------------------------------------
 HME    WDSUCT    K0540   DM570     7915     CANISTER SET, FOR WOUND SUCTION DEVICE (K0540)            *
------------------------------------------------------------------------------------------------------------------------------------

The following may be charged under extraordinary circumstances:
------------------------------------------------------------------------------------------------------------------------------------
 HME      SUP     E1399   E1399     4551     LABOR/SERVICE/SHIPPING CHARGES                            *
------------------------------------------------------------------------------------------------------------------------------------
 HME      SUP     E1399   E1399     2731     SHIPPING AND HANDLING FEES                                *
------------------------------------------------------------------------------------------------------------------------------------

The following may be charged if over and above routine on rental equipment:
------------------------------------------------------------------------------------------------------------------------------------
 RESP    EQUIP    E1350   E1350     2382     REPAIR OR NON-ROUTINE (E1350) SERVICE REQUIRING SKILL OF  *
                                             SKILL OF A TECH
------------------------------------------------------------------------------------------------------------------------------------
 HME      SUP     E1399   E1399     4552     MISCELLANEOUS SUPPLIES                                    *                     *
------------------------------------------------------------------------------------------------------------------------------------

NOTES:

1.   Whether rental or purchase, rates include all shipping, labor and set-up.

2. If item is rented, rates include all supplies to enable the equipment to function effectively with the exception Suction and CPM. Such exception supplies will be billed at *.

3.   If item is rented, rates include repair and maintenance costs.

*    Confidential treatment requested.

                                    EXHIBIT A
              PPO & INDEMNITY PROGRAM ATTACHMENT - FEE FOR SERVICE
                        REIMBURSEMENT FOR OTHER SERVICES

RATE AREA DESIGNATIONS:

---------------------------------------------------------------------------------------------------------------
                    STATE                              RATE AREA                    RATE DESIGNATION
---------------------------------------------------------------------------------------------------------------
                   Alabama                                 *                               *
---------------------------------------------------------------------------------------------------------------
                   Alaska                                  *                               *
---------------------------------------------------------------------------------------------------------------
                   Arizona                                 *                               *
---------------------------------------------------------------------------------------------------------------
                  Arkansas                                 *                               *
---------------------------------------------------------------------------------------------------------------
                 California                                *                               *
---------------------------------------------------------------------------------------------------------------
                  Colorado                                 *                               *
---------------------------------------------------------------------------------------------------------------
                 Connecticut                               *                               *
---------------------------------------------------------------------------------------------------------------
                  Delaware                                 *                               *
---------------------------------------------------------------------------------------------------------------
            District of Columbia                           *                               *
---------------------------------------------------------------------------------------------------------------
                   Florida                                 *                               *
---------------------------------------------------------------------------------------------------------------
                   Georgia                                 *                               *
---------------------------------------------------------------------------------------------------------------
                   Hawaii                                  *                               *
---------------------------------------------------------------------------------------------------------------
                    Idaho                                  *                               *
---------------------------------------------------------------------------------------------------------------
                  Illinois                                 *                               *
---------------------------------------------------------------------------------------------------------------
                   Indiana                                 *                               *
---------------------------------------------------------------------------------------------------------------
                    Iowa                                   *                               *
---------------------------------------------------------------------------------------------------------------
                   Kansas                                  *                               *
---------------------------------------------------------------------------------------------------------------
                  Kentucky                                 *                               *
---------------------------------------------------------------------------------------------------------------
                  Louisiana                                *                               *
---------------------------------------------------------------------------------------------------------------
                    Maine                                  *                               *
---------------------------------------------------------------------------------------------------------------
                  Maryland                                 *                               *
---------------------------------------------------------------------------------------------------------------
                Massachusetts                              *                               *
---------------------------------------------------------------------------------------------------------------
                  Michigan                                 *                               *
---------------------------------------------------------------------------------------------------------------
                  Minnesota                                *                               *
---------------------------------------------------------------------------------------------------------------
                 Mississippi                               *                               *
---------------------------------------------------------------------------------------------------------------
                  Missouri                                 *                               *
---------------------------------------------------------------------------------------------------------------
                   Montana                                 *                               *
---------------------------------------------------------------------------------------------------------------
                  Nebraska                                 *                               *
---------------------------------------------------------------------------------------------------------------
                   Nevada                                  *                               *
---------------------------------------------------------------------------------------------------------------
                New Hampshire                              *                               *
---------------------------------------------------------------------------------------------------------------
                 New Jersey                                *                               *
---------------------------------------------------------------------------------------------------------------
                 New Mexico                                *                               *
---------------------------------------------------------------------------------------------------------------
                  New York                                 *                               *
---------------------------------------------------------------------------------------------------------------
               North Carolina                              *                               *
---------------------------------------------------------------------------------------------------------------
                North Dakota                               *                               *
---------------------------------------------------------------------------------------------------------------
                    Ohio                                   *                               *
---------------------------------------------------------------------------------------------------------------
                  Oklahoma                                 *                               *
---------------------------------------------------------------------------------------------------------------
                   Oregon                                  *                               *
---------------------------------------------------------------------------------------------------------------
                Pennsylvania                               *                               *
---------------------------------------------------------------------------------------------------------------
                Rhode Island                               *                               *
---------------------------------------------------------------------------------------------------------------
               South Carolina                              *                               *
---------------------------------------------------------------------------------------------------------------
                South Dakota                               *                               *
---------------------------------------------------------------------------------------------------------------
                  Tennessee                                *                               *
---------------------------------------------------------------------------------------------------------------
                    Texas                                  *                               *
---------------------------------------------------------------------------------------------------------------
                    Utah                                   *                               *
---------------------------------------------------------------------------------------------------------------
                   Vermont                                 *                               *
---------------------------------------------------------------------------------------------------------------
                  Virginia                                 *                               *
---------------------------------------------------------------------------------------------------------------
                 Washington                                *                               *
---------------------------------------------------------------------------------------------------------------
                West Virginia                              *                               *
---------------------------------------------------------------------------------------------------------------
                  Wisconsin                                *                               *
---------------------------------------------------------------------------------------------------------------
                   Wyoming                                 *                               *
---------------------------------------------------------------------------------------------------------------

* Confidential treatment requested.

                  TRADITIONAL HOME HEALTH FEE-FOR-SERVICE RATE
               RATES EFFECTIVE FEBRUARY 1, 2006 - JANUARY 31. 2007

------------------------------------------------------------------------------------------------------------------------------------
The following Traditional Home Health Services have both Visit and Hourly rates.

                                                     -------------------------------------------------------------------------------
Notes 1, 2, 3, 4, 5 and 6 apply                               Area 1                     Area 2                     Area 3
                                                     -------------------------------------------------------------------------------
                                                        Visit         Hour         Visit         Hour        Visit         Hour
------------------------------------------------------------------------------------------------------------------------------------
CERTIFIED NURSES AIDE                                     *            *             *            *            *             *
------------------------------------------------------------------------------------------------------------------------------------
HOME HEALTH  AIDE                                         *            *             *            *            *             *
------------------------------------------------------------------------------------------------------------------------------------
LVN/LPN                                                   *            *             *            *            *             *
------------------------------------------------------------------------------------------------------------------------------------
LVN/LPN - HIGH TECH                                       *            *             *            *            *             *
------------------------------------------------------------------------------------------------------------------------------------
PEDIATRIC HIGH TECH LVN/LPN                               *            *             *            *            *             *
------------------------------------------------------------------------------------------------------------------------------------
PEDIATRIC HIGH TECH RN                                    *            *             *            *            *             *
------------------------------------------------------------------------------------------------------------------------------------
PEDIATRIC LVN/LPN                                         *            *             *            *            *             *
------------------------------------------------------------------------------------------------------------------------------------
PEDIATRIC RN                                              *            *             *            *            *             *
------------------------------------------------------------------------------------------------------------------------------------
RN                                                        *            *             *            *            *             *
------------------------------------------------------------------------------------------------------------------------------------
RN HIGH TECH  INFUSION                                    *            *             *            *            *             *
------------------------------------------------------------------------------------------------------------------------------------
RN HIGH TECH OTHER                                        *            *             *            *            *             *
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The following Traditional Home Health Services have Visit only rates.

Notes 1, 3, 4, 5, 7 and 8 apply                               Area 1                     Area 2                     Area 3
                                                     -------------------------------------------------------------------------------
                                                        Visit         Hour         Visit         Hour        Visit         Hour
                                                     -------------------------------------------------------------------------------
DIABETIC NURSE                                            *           N/A            *           N/A           *            N/A
------------------------------------------------------------------------------------------------------------------------------------
DIETITIAN                                                 *           N/A            *           N/A           *            N/A
------------------------------------------------------------------------------------------------------------------------------------
ENTEROSTOMAL THERAPIST                                    *           N/A            *           N/A           *            N/A
------------------------------------------------------------------------------------------------------------------------------------
MATERNAL CHILD HEALTH                                     *           N/A            *           N/A           *            N/A
------------------------------------------------------------------------------------------------------------------------------------
MEDICAL SOCIAL WORKER                                     *           N/A            *           N/A           *            N/A
------------------------------------------------------------------------------------------------------------------------------------
OCCUPATIONAL THERAPIST                                    *           N/A            *           N/A           *            N/A
------------------------------------------------------------------------------------------------------------------------------------
OCCUPATIONAL THERAPIST ASSISTANT                          *           N/A            *           N/A           *            N/A
------------------------------------------------------------------------------------------------------------------------------------
PHLEBOTOMIST                                              *           N/A            *           N/A           *            N/A
------------------------------------------------------------------------------------------------------------------------------------
PHOTOTHERAPY PACKAGE SERVICE                              *           N/A            *           N/A           *            N/A
------------------------------------------------------------------------------------------------------------------------------------
PHYSICAL THERAPIST                                        *           N/A            *           N/A           *            N/A
------------------------------------------------------------------------------------------------------------------------------------
PHYSICAL THERAPIST ASSISTANT                              *           N/A            *           N/A           *            N/A
------------------------------------------------------------------------------------------------------------------------------------
PSYCHIATRIC NURSE                                         *           N/A            *           N/A           *            N/A
------------------------------------------------------------------------------------------------------------------------------------
REHABILITATION NURSE                                      *           N/A            *           N/A           *            N/A
------------------------------------------------------------------------------------------------------------------------------------
RESPIRATORY THERAPIST                                     *           N/A            *           N/A           *            N/A
------------------------------------------------------------------------------------------------------------------------------------
RN ASSESSMENT, INITIAL                                    *           N/A            *           N/A           *            N/A
------------------------------------------------------------------------------------------------------------------------------------
RN SKILLED NURSING VISIT-EXTENSIVE                        *           N/A            *           N/A           *            N/A
------------------------------------------------------------------------------------------------------------------------------------
SPEECH THERAPIST                                          *           N/A            *           N/A           *            N/A
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The following Traditional Home Health Service has Hourly only rates.

                                                     -------------------------------------------------------------------------------
Notes 3, 4 and 5 apply                                        Area 1                     Area 2                     Area 3
                                                     -------------------------------------------------------------------------------
                                                        Visit         Hour         Visit         Hour        Visit         Hour
------------------------------------------------------------------------------------------------------------------------------------
HOMEMAKER                                                N/A           *            N/A           *           N/A            *
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
The following Traditional Home Health Service is priced on a Per Diem basis.

                                                     -------------------------------------------------------------------------------
Notes 3, 4 and 5 apply                                        Area 1                     Area 2                     Area 3
                                                     -------------------------------------------------------------------------------
                                                                    Per Diem                   Per Diem                  Per Diem
------------------------------------------------------------------------------------------------------------------------------------
COMPANION/LIVE IN                                                      *                         *                          *
------------------------------------------------------------------------------------------------------------------------------------

NOTES:
1. Visits are defined as two (2) hours or less in duration (EXCEPT MATERNAL CHILD HEALTH VISITS, which have no maximum duration).
2. Hourly rate for visits exceeding two (2) hours in duration, starting with hour 3.
3. CIGNA does not reimburse for travel time, weekend, holiday or evening differentials.
4.    Above prices have no exclusions.
5. All services not listed above will be billed at * until rates are mutually established and become part of the fee schedule.
6. RN High Tech Infusion visit and hourly utilization/costs to be reported with HIT.
7.    Respiratory Therapist visit utilization/costs to be reported with HME/RT.
8. Diabetic Nurse, Psychiatric Nurse and Rehabilitation Nurse assume specialty certification which is not readily available in the home care environment. Use requires special coordination.
9. There shall be a ceiling for annual inflation increases in Home Health Services of*.

* Confidential treatment requested.

                               HOME INFUSION RATES
               RATES EFFECTIVE FEBRUARY 1, 2006 - JANUARY 31. 2007

-------------------------------------------------------------------------------
The following Home Infusion Therapy service rates EXCLUDE drugs. Drugs are priced as a percentage discount off AWP (if applicable), and there is NO price difference between primary and multiple therapies
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                      Primary or          Primary or             Primary or
                                                   Multiple Therapy    Multiple Therapy       Multiple Therapy
                                                       Per Diem         Dispensing Fee     Drug Discount off AWP
-------------------------------------------------------------------------------------------------------------------
Ancillary Drugs                                                                *                     *
-------------------------------------------------------------------------------------------------------------------
Biological Response Modifiers                                                  *                     *
-------------------------------------------------------------------------------------------------------------------
Cardiac (Inotropic) Therapy                                *                                         *
-------------------------------------------------------------------------------------------------------------------
Chelation Therapy                                          *                                         *
-------------------------------------------------------------------------------------------------------------------
Chemotherapy                                               *                                         *
-------------------------------------------------------------------------------------------------------------------
Enteral Therapy                                            *                                         *
-------------------------------------------------------------------------------------------------------------------
Enzyme Therapy                                             *                                         *
-------------------------------------------------------------------------------------------------------------------
Growth Hormone                                                                 *                     *
-------------------------------------------------------------------------------------------------------------------
IV Immune Globulin                                         *                                         *
-------------------------------------------------------------------------------------------------------------------
Other Injectable Therapies                                                     *                     *
-------------------------------------------------------------------------------------------------------------------
Other Infusion Therapies                                   *                                         *
-------------------------------------------------------------------------------------------------------------------
Pain Management Therapy                                    *                                         *
-------------------------------------------------------------------------------------------------------------------
Steroid Therapy                                            *                                         *
-------------------------------------------------------------------------------------------------------------------
Thrombolytic (Anticoagulation) Therapy                     *                                         *
-------------------------------------------------------------------------------------------------------------------
Synagis                                                                        *                     *
-------------------------------------------------------------------------------------------------------------------
Remodulin Therapy                                          *                                         *
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The following Home Infusion Therapy service rates EXCLUDE drugs. Drugs are priced as a percentage discount off AWP, and there IS a price difference between primary and multiple anti-infective therapies
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                       Per Diem                            Drug Discount Off AWP
-------------------------------------------------------------------------------------------------------------------
Anti-Infectives - Primary Anti-Infective                   *                                         *
-------------------------------------------------------------------------------------------------------------------
Anti-Infectives - Multiple Anti-Infective                  *                                         *
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The following Home Infusion Therapy service rate EXCLUDES drugs. Drugs are priced per vial, and there is NO price difference between primary and multiple anti-infective therapies
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                      Primary or
                                                   Multiple Therapy
                                                       Per Diem                                 Cost of Drug
-------------------------------------------------------------------------------------------------------------------
Flolan Therapy                                             *
-------------------------------------------------------------------------------------------------------------------
  Flolan 0.5 mg vial                                                                                 *
-------------------------------------------------------------------------------------------------------------------
  Flolan 1.5 mg vial                                                                                 *
-------------------------------------------------------------------------------------------------------------------
  Flolan diluent vial                                                                                *
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The following Home Infusion Therapy service rates INCLUDE drugs, and there is NO price difference between primary and multiple therapies
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                      Primary or
                                                   Multiple Therapy
                                                       Per Diem
----------------------------------------------------------------------------------------------------------
Enteral Therapy                                            *
----------------------------------------------------------------------------------------------------------
Hydration Therapy                                          *
----------------------------------------------------------------------------------------------------------
Total Parenteral Nutrition                                 *
----------------------------------------------------------------------------------------------------------

* Confidential treatment requested.

    SCHEDULE 2A, PAGE 2: HOME INFUSION HMO/FLEX FEE-FOR-SERVICE THERAPY RATES

NOTES:

1. Per Diems EXCLUDING drugs include all costs related to the therapy except the cost of drugs, including but not limited to facility overhead, supplies, delivery, professional labor including compounding and monitoring, all nursing required, maintenance of specialized catheters, equipment/patient supplies, disposables, pumps, general and administrative expenses, etc.
2. Per Diems INCLUDING drugs include ALL costs - including but not limited to cost of drugs, facility overhead, supplies, delivery, professional labor including compounding and monitoring, all nursing required, maintenance of specialized catheters, equipment/patient supplies, disposables, pumps, general and administrative expenses, etc.
3. "DISPENSING FEE" is defined as per each time the drug is dispensed by the home infusion provider.
4. "PER DIEM" costs are the same for primary or multiple treatments for all drug categories, except ANTI-INFECTIVES.
5. The per diem rate shall only be charged for those days the Participant receives medication.
6.   For home infusion pharmaceuticals not listed on fee schedule, * will apply.
7. There shall be a ceiling for annual inflation increases in Home Infusion Therapy of *.
8. There shall be a ceiling for annual inflation increases in Medications under *.
9.   All Medications are subject to MAC pricing, where applicable

* Confidential treatment requested.

-------------------------------------------------------------------------------------------------------------------
The following are for the stated item ONLY.  Unless otherwise noted, nursing, supplies, etc. are NOT included.
-------------------------------------------------------------------------------------------------------------------
Blood Transfusion per Unit (Tubing, Filters)                                                         *
-------------------------------------------------------------------------------------------------------------------
Catheter Care Per Diem                                                                               *
-------------------------------------------------------------------------------------------------------------------
Midline Insertion (Catheter & Supplies)                                                              *
-------------------------------------------------------------------------------------------------------------------
PICC Line Insertion (Catheter & Supplies)                                                            *
-------------------------------------------------------------------------------------------------------------------
Blood Product                                                                                        *
-------------------------------------------------------------------------------------------------------------------

* Confidential treatment requested.

    SCHEDULE 2A, PAGE 3: HOME INFUSION THERAPY HMO/FLEX FEE-FOR-SERVICE RATES

-------------------------------------------------------------------------------------------------------------------
Factor Concentrates
-------------------------------------------------------------------------------------------------------------------
                                                                          Vial price             Unit Price
-------------------------------------------------------------------------------------------------------------------
Factor VII
-------------------------------------------------------------------------------------------------------------------
Novoseven 1200MCG Vial                                                         *
-------------------------------------------------------------------------------------------------------------------
Novoseven 4800MCG Vial                                                         *
-------------------------------------------------------------------------------------------------------------------
Novoseven in 1200MCG or 4800MCG QTY                                                                  *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Factor VIII (Recombinant)
-------------------------------------------------------------------------------------------------------------------
Recombinate                                                                                          *
-------------------------------------------------------------------------------------------------------------------
Kogenate or Helixate                                                                                 *
-------------------------------------------------------------------------------------------------------------------
Bioclate                                                                                             *
-------------------------------------------------------------------------------------------------------------------
Helixate FS                                                                                          *
-------------------------------------------------------------------------------------------------------------------
Kogenate FS                                                                                          *
-------------------------------------------------------------------------------------------------------------------
Refacto                                                                                              *
-------------------------------------------------------------------------------------------------------------------
Advate                                                                                               *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Factor VIII (Monoclonal)
-------------------------------------------------------------------------------------------------------------------
Hemofil-M or A. R. C. Method M                                                                       *
-------------------------------------------------------------------------------------------------------------------
Monoclate P                                                                                          *
-------------------------------------------------------------------------------------------------------------------
Monarc-M                                                                                             *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Factor VIII (Other)
-------------------------------------------------------------------------------------------------------------------
Koate                                                                                                *
-------------------------------------------------------------------------------------------------------------------
Humate                                                                                               *
-------------------------------------------------------------------------------------------------------------------
Alphanate SDHT                                                                                       *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Factor IX (Recombinant)
-------------------------------------------------------------------------------------------------------------------
BeneFix                                                                                              *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Factor IX (Monoclonal/High Purity)
-------------------------------------------------------------------------------------------------------------------
Mononine                                                                                             *
-------------------------------------------------------------------------------------------------------------------
Alphanine                                                                                            *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Factor IX (Other)
-------------------------------------------------------------------------------------------------------------------
Konyne - 80                                                                                          *
-------------------------------------------------------------------------------------------------------------------
Proplex T                                                                                            *
-------------------------------------------------------------------------------------------------------------------
Bebulin                                                                                              *
-------------------------------------------------------------------------------------------------------------------
Profilnine SD                                                                                        *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Anti-Inhibitor Complex
-------------------------------------------------------------------------------------------------------------------
Autoplex-T                                                                                           *
-------------------------------------------------------------------------------------------------------------------
Feiba-VH                                                                                             *
-------------------------------------------------------------------------------------------------------------------
Hyate-C                                                                                              *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
HEMOSTATIC AGENTS
-------------------------------------------------------------------------------------------------------------------
DDAVP - 10ml vial                                                                                    *
-------------------------------------------------------------------------------------------------------------------
Stimate  - 2.5ml vial                                                                                *
-------------------------------------------------------------------------------------------------------------------
Above rates include all necessary ancillary supplies and waste disposal unit;
24-hour on-call clinical support; home infusion monitoring system; product delivery nationwide; patient training, education, and evaluation
-------------------------------------------------------------------------------------------------------------------

* Confidential treatment requested.

  SCHEDULE 2A(1), PAGE 4: HOME INFUSION THERAPY HMO/FLEX FEE-FOR-SERVICE RATES

-------------------------------------------------------------------------------------------------------------------
Factor Concentrates
-------------------------------------------------------------------------------------------------------------------
                                                                          Vial price             Unit Price
-------------------------------------------------------------------------------------------------------------------
Factor VII
-------------------------------------------------------------------------------------------------------------------
Novoseven 1200MCG Vial                                                         *
-------------------------------------------------------------------------------------------------------------------
Novoseven 4800MCG Vial                                                         *
-------------------------------------------------------------------------------------------------------------------
Novoseven in 1200MCG or 4800MCG QTY                                                                  *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Factor VIII (Recombinant)
-------------------------------------------------------------------------------------------------------------------
Recombinate                                                                                          *
-------------------------------------------------------------------------------------------------------------------
Kogenate or Helixate                                                                                 *
-------------------------------------------------------------------------------------------------------------------
Bioclate                                                                                             *
-------------------------------------------------------------------------------------------------------------------
Helixate FS                                                                                          *
-------------------------------------------------------------------------------------------------------------------
Kogenate FS                                                                                          *
-------------------------------------------------------------------------------------------------------------------
Refacto                                                                                              *
-------------------------------------------------------------------------------------------------------------------
Advate                                                                                               *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Factor VIII (Monoclonal)
-------------------------------------------------------------------------------------------------------------------
Hemofil-M or A. R. C. Method M                                                                       *
-------------------------------------------------------------------------------------------------------------------
Monoclate P                                                                                          *
-------------------------------------------------------------------------------------------------------------------
Monarc-M                                                                                             *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Factor VIII (Other)
-------------------------------------------------------------------------------------------------------------------
Koate                                                                                                *
-------------------------------------------------------------------------------------------------------------------
Humate                                                                                               *
-------------------------------------------------------------------------------------------------------------------
Alphanate SDHT                                                                                       *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Factor IX (Recombinant)
-------------------------------------------------------------------------------------------------------------------
BeneFix                                                                                              *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Factor IX (Monoclonal/High Purity)
-------------------------------------------------------------------------------------------------------------------
Mononine                                                                                             *
-------------------------------------------------------------------------------------------------------------------
Alphanine                                                                                            *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Factor IX (Other)
-------------------------------------------------------------------------------------------------------------------
Konyne - 80                                                                                          *
-------------------------------------------------------------------------------------------------------------------
Proplex T                                                                                            *
-------------------------------------------------------------------------------------------------------------------
Bebulin                                                                                              *
-------------------------------------------------------------------------------------------------------------------
Profilnine SD                                                                                        *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Anti-Inhibitor Complex
-------------------------------------------------------------------------------------------------------------------
Autoplex-T                                                                                           *
-------------------------------------------------------------------------------------------------------------------
Feiba-VH                                                                                             *
-------------------------------------------------------------------------------------------------------------------
Hyate-C                                                                                              *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
HEMOSTATIC AGENTS
-------------------------------------------------------------------------------------------------------------------
DDAVP - 10ml vial                                                                                    *
-------------------------------------------------------------------------------------------------------------------
Stimate  - 2.5ml vial                                                                                *
-------------------------------------------------------------------------------------------------------------------
Above rates include all necessary ancillary supplies and waste disposal unit;
24-hour on-call clinical support; home infusion monitoring system; product delivery nationwide; patient training, education, and evaluation
-------------------------------------------------------------------------------------------------------------------

* Confidential treatment requested.

                          DME / HME RESPIRATORY RATES:
               RATES EFFECTIVE FEBRUARY 1, 2006 - JANUARY 31. 2009

------------------------------------------------------------------------------------------------------------------------------------
 CAT     TYPE    HCPCS    CHC    CareCentrix                   DESCRIPTION                         PURCHASE    RENTAL      DAILY
                 CODE     CODE      Code                                                             PRICE      PRICE      PRICE
------------------------------------------------------------------------------------------------------------------------------------
 HME              A4230   A4230              Infusion set for external insulin pump, non-needle        *
                                             cannula Type
------------------------------------------------------------------------------------------------------------------------------------
 HME              A4231   A4231              Infusion set for external insulin pump, needle type       *
------------------------------------------------------------------------------------------------------------------------------------
 HME              A4232   A4232              Reservoir/Syringe with needle for external insulin pump   *
------------------------------------------------------------------------------------------------------------------------------------
 HME              A4632   A4632              Replacement battery for external insulin pump, any type,  *
                                             each
------------------------------------------------------------------------------------------------------------------------------------
 HME              A5119   A5119              Skin Barrier, wipes, box per 50                           *
------------------------------------------------------------------------------------------------------------------------------------
 HME              A6257   A6257              Transparent film/ dressing                                *
------------------------------------------------------------------------------------------------------------------------------------
 HME    INSULPP   E0784   E0784     2158     PUMP (E0784), EXT AMBULATORY INFUSION, MINIMED, INSULIN   *
------------------------------------------------------------------------------------------------------------------------------------
 HME    INSULPP   E0784   E0784     6771     PUMP (E0784), INSULIN EXT INFUSION DISETRONICS OR OTHER   *
------------------------------------------------------------------------------------------------------------------------------------
 HME    INSULPP   E0784   E0784     7704     PUMP, EXT INFUSION, DANA DIABECARE, INSULIN (E0784)       *
------------------------------------------------------------------------------------------------------------------------------------
 HME    INSULPP   E0784   E0784     7731     PUMP, EXT INFUSION, ANIMAS, INSULIN (E0784)               *
------------------------------------------------------------------------------------------------------------------------------------
 HME    INSULPP   E0784   E0784     7773     PUMP (E0784), EXT AMBULATORY INFUSION, DELTEC, INSULIN    *
------------------------------------------------------------------------------------------------------------------------------------
 HME     OTHER    E0746   DM570     2109     ELECTROMYOGRAPHY (EMG) (E0746), BIOFEEDBACK DEVICE        *          *
------------------------------------------------------------------------------------------------------------------------------------
 HME     OTHER    E0935   E0935     2125     PASSIVE MOTION (E0935) EXERCISE DEVICE                                          *
------------------------------------------------------------------------------------------------------------------------------------
 HME     OTHER    E0935   E0935     2857     PASSIVE MOTION (E0935) EXERCISE DEVICE, HAND                                    *
------------------------------------------------------------------------------------------------------------------------------------
 HME     OTHER    E0935   E0935     2858     PASSIVE MOTION (E0935) EXERCISE DEVICE, SHOULDER                                *
------------------------------------------------------------------------------------------------------------------------------------
 HME     OTHER    E0935   E0935     2859     PASSIVE MOTION (E0935) EXERCISE DEVICE, ANKLE                                   *
------------------------------------------------------------------------------------------------------------------------------------
 HME     OTHER    E0935   E0935     2860     PASSIVE MOTION (E0935) EXERCISE DEVICE, ELBOW                                   *
------------------------------------------------------------------------------------------------------------------------------------
 HME     OTHER    E0935   E0935     2861     PASSIVE MOTION (E0935) EXERCISE DEVICE, WRIST                                   *
------------------------------------------------------------------------------------------------------------------------------------
 HME     OTHER    E1300   DM570     2062     WHIRLPOOL (E1300), PORT (OVERTUB TYPE)                    *
------------------------------------------------------------------------------------------------------------------------------------
 HME     OTHER    E1310   DM570     2061     WHIRLPOOL (E1399), NON-PORT (BUILT-IN TYPE)               *
------------------------------------------------------------------------------------------------------------------------------------
 HME     OTHER    E1399   E1399     2327     DURABLE MEDICAL EQUIP (E1399), MISCELLANEOUS              *
------------------------------------------------------------------------------------------------------------------------------------
 HME    STIM_BO   E0747   DM570     6875     STIMULATOR, OSTEOGENIC, ULTRASOUND                        *
------------------------------------------------------------------------------------------------------------------------------------
 HME    STIM_BO   E0747   DM570     8386     STIMULATOR (E0747), OSTEOGENIC, NON-INVASIVE, EBI         *
------------------------------------------------------------------------------------------------------------------------------------
 HME    STIM_BO   E0747   DM570     8387     STIMULATOR (E0747), OSTEOGENIC, NON-INVASIVE, ORTHOFIX    *
------------------------------------------------------------------------------------------------------------------------------------
 HME    STIM_BO   E0747   DM570     8388     STIMULATOR (E0747), OSTEOGENIC, NON-INVASIVE, ORTHOLOGIC  *
------------------------------------------------------------------------------------------------------------------------------------
 HME    STIM_BO   E0748   DM570     2124     STIMULATOR (E0748), OSTEOGENIC NON-INVASIVE, SPINAL       *
                                             APPLICATIONS
------------------------------------------------------------------------------------------------------------------------------------
 HME    STIM_BO   E0748   DM570     8389     STIMULATOR (E0748), OSTEOGENIC NON-INVASIVE, SPINAL, EBI  *
------------------------------------------------------------------------------------------------------------------------------------
 HME    STIM_BO   E0748   DM570     8390     STIMULATOR (E0748), OSTEOGENIC NON-INVASIVE, SPINAL,      *
                                             ORTHOFIX
------------------------------------------------------------------------------------------------------------------------------------
 HME    STIM_BO   E0748   DM570     8391     STIMULATOR (E0748), OSTEOGENIC NON-INVASIVE, SPINAL,      *
                                             ORTHOLOGIC
------------------------------------------------------------------------------------------------------------------------------------
 HME    WDSUCT    K0538   DM570     6873     WOUND SUCTION DEVICE (K0538)                                                    *
------------------------------------------------------------------------------------------------------------------------------------
 HME    WDSUCT    K0539   DM570     7914     DRESSING SET, FOR WOUND SUCTION DEVICE (K0539)            *
------------------------------------------------------------------------------------------------------------------------------------
 HME    WDSUCT    K0540   DM570     7915     CANISTER SET, FOR WOUND SUCTION DEVICE (K0540)            *
------------------------------------------------------------------------------------------------------------------------------------

The following may be charged under extraordinary circumstances:
------------------------------------------------------------------------------------------------------------------------------------
 HME      SUP     E1399   E1399     4551     LABOR/SERVICE/SHIPPING CHARGES                            *
------------------------------------------------------------------------------------------------------------------------------------
 HME      SUP     E1399   E1399     2731     SHIPPING AND HANDLING FEES                                *
------------------------------------------------------------------------------------------------------------------------------------

The following may be charged if over and above routine on rental equipment:
------------------------------------------------------------------------------------------------------------------------------------
 RESP    EQUIP    E1350   E1350     2382     REPAIR OR NON-ROUTINE (E1350) SERVICE REQUIRING SKILL OF  *
                                             A TECH
------------------------------------------------------------------------------------------------------------------------------------
 HME      SUP     E1399   E1399     4552     MISCELLANEOUS SUPPLIES                                    *                     *
------------------------------------------------------------------------------------------------------------------------------------

NOTES:
1.   Whether rental or purchase, rates include all shipping, labor and set-up.
2. If item is rented, rates include all supplies to enable the equipment to function effectively with the exception Suction and CPM. Such exception supplies will be billed at *.
3.   If item is rented, rates include repair and maintenance costs.
*    Confidential treatment requested.

                                    EXHIBIT A
                   GATEKEEPER PROGRAM ATTACHMENT - CAPITATION
                          SCHEDULE OF CAPITATION RATES

                   CAPITATION RATES EFFECTIVE 2/1/06 - 1/31/07

These are the capitation rates that apply to services rendered to Patient Panel Participants enrolled in Gatekeeper Programs. An "Gatekeeper Program" means (i) a product that includes fully insured Standard HMO, Point of Service, or Gatekkeper PPO benefits and which is underwritten by a licensed insurance company based on an experience rating methodology, or (ii) a self funded product which includes Standard HMO, Point of Service, or Gatekeeper PPO benefits. This definition includes, but is not limited to, Participants covered under Flexcare plans insured/administered by Connecticut Life Insurance Company.

----------------------------------------------------------------------------------------------------------
                                                                                          Gentiva
                                                                                         Homehealth
                                                                                        Infusion and
                                                                                           DME/HME
                                                                                         Capitation
                                                                                         Rate PMPM
----------------------------------------------------------------------------------------------------------
     All Commercial HMO Capitated Affiliates                                                  *
----------------------------------------------------------------------------------------------------------


Capitation Rate Compensation Terms

The following rates are established for the provision of Home Care Services rendered to Program Participants covered under the HMO and Gatekeeper plans:
           February 1, 2006 - January 31, 2007        $*per member per month
           February 1, 2007 - January 31, 2008        $* per member per month
           February 1, 2008 - January 31, 2009        $* per member per month

The capitation rate listed above will be allocated between HMO and Gatekeeper Program participants in accordance with established business practices. On or about December 1 of each year, the parties shall reconcile the allocation and settle any payment difference no later than December 31 of each calendar year.

If an outlier calculation for * demonstrates a patient per thousand (PPK) increase in excess of *, (* ppk), then MCA reserves the right to propose an * pmpm outlier adjustment. CIGNA may elect to accept this adjustment or * from this agreement.

* Confidential treatment requested.

                                    EXHIBIT A
                 GATEKEEPER PROGRAM ATTACHMENT - FEE FOR SERVICE
                        REIMBURSEMENT FOR OTHER SERVICES

RATE AREA DESIGNATIONS:

---------------------------------------------------------------------------------------------------------------
                    STATE                              RATE AREA                    RATE DESIGNATION
---------------------------------------------------------------------------------------------------------------
                   Alabama                                 *                               *
---------------------------------------------------------------------------------------------------------------
                   Alaska                                  *                               *
---------------------------------------------------------------------------------------------------------------
                   Arizona                                 *                               *
---------------------------------------------------------------------------------------------------------------
                  Arkansas                                 *                               *
---------------------------------------------------------------------------------------------------------------
                 California                                *                               *
---------------------------------------------------------------------------------------------------------------
                  Colorado                                 *                               *
---------------------------------------------------------------------------------------------------------------
                 Connecticut                               *                               *
---------------------------------------------------------------------------------------------------------------
                  Delaware                                 *                               *
---------------------------------------------------------------------------------------------------------------
            District of Columbia                           *                               *
---------------------------------------------------------------------------------------------------------------
                   Florida                                 *                               *
---------------------------------------------------------------------------------------------------------------
                   Georgia                                 *                               *
---------------------------------------------------------------------------------------------------------------
                   Hawaii                                  *                               *
---------------------------------------------------------------------------------------------------------------
                    Idaho                                  *                               *
---------------------------------------------------------------------------------------------------------------
                  Illinois                                 *                               *
---------------------------------------------------------------------------------------------------------------
                   Indiana                                 *                               *
---------------------------------------------------------------------------------------------------------------
                    Iowa                                   *                               *
---------------------------------------------------------------------------------------------------------------
                   Kansas                                  *                               *
---------------------------------------------------------------------------------------------------------------
                  Kentucky                                 *                               *
---------------------------------------------------------------------------------------------------------------
                  Louisiana                                *                               *
---------------------------------------------------------------------------------------------------------------
                    Maine                                  *                               *
---------------------------------------------------------------------------------------------------------------
                  Maryland                                 *                               *
---------------------------------------------------------------------------------------------------------------
                Massachusetts                              *                               *
---------------------------------------------------------------------------------------------------------------
                  Michigan                                 *                               *
---------------------------------------------------------------------------------------------------------------
                  Minnesota                                *                               *
---------------------------------------------------------------------------------------------------------------
                 Mississippi                               *                               *
---------------------------------------------------------------------------------------------------------------
                  Missouri                                 *                               *
---------------------------------------------------------------------------------------------------------------
                   Montana                                 *                               *
---------------------------------------------------------------------------------------------------------------
                  Nebraska                                 *                               *
---------------------------------------------------------------------------------------------------------------
                   Nevada                                  *                               *
---------------------------------------------------------------------------------------------------------------
                New Hampshire                              *                               *
---------------------------------------------------------------------------------------------------------------
                 New Jersey                                *                               *
---------------------------------------------------------------------------------------------------------------
                 New Mexico                                *                               *
---------------------------------------------------------------------------------------------------------------
                  New York                                 *                               *
---------------------------------------------------------------------------------------------------------------
               North Carolina                              *                               *
---------------------------------------------------------------------------------------------------------------
                North Dakota                               *                               *
---------------------------------------------------------------------------------------------------------------
                    Ohio                                   *                               *
---------------------------------------------------------------------------------------------------------------
                  Oklahoma                                 *                               *
---------------------------------------------------------------------------------------------------------------
                   Oregon                                  *                               *
---------------------------------------------------------------------------------------------------------------
                Pennsylvania                               *                               *
---------------------------------------------------------------------------------------------------------------
                Rhode Island                               *                               *
---------------------------------------------------------------------------------------------------------------
               South Carolina                              *                               *
---------------------------------------------------------------------------------------------------------------
                South Dakota                               *                               *
---------------------------------------------------------------------------------------------------------------
                  Tennessee                                *                               *
---------------------------------------------------------------------------------------------------------------
                    Texas                                  *                               *
---------------------------------------------------------------------------------------------------------------
                    Utah                                   *                               *
---------------------------------------------------------------------------------------------------------------
                   Vermont                                 *                               *
---------------------------------------------------------------------------------------------------------------
                  Virginia                                 *                               *
---------------------------------------------------------------------------------------------------------------
                 Washington                                *                               *
---------------------------------------------------------------------------------------------------------------
                West Virginia                              *                               *
---------------------------------------------------------------------------------------------------------------
                  Wisconsin                                *                               *
---------------------------------------------------------------------------------------------------------------
                   Wyoming                                 *                               *
---------------------------------------------------------------------------------------------------------------

* Confidential treatment requested.

                  TRADITIONAL HOME HEALTH FEE-FOR-SERVICE RATE
               RATES EFFECTIVE FEBRUARY 1, 2006 - JANUARY 31. 2007

-----------------------------------------------------------------------------------------------------------------------------------
The following Traditional Home Health Services have both Visit and Hourly rates.
                                                     ------------------------------------------------------------------------------
Notes 1, 2, 3, 4, 5 and 6 apply                               Area 1                     Area 2                     Area 3
                                                     ------------------------------------------------------------------------------
                                                        Visit         Hour         Visit         Hour        Visit         Hour
-----------------------------------------------------------------------------------------------------------------------------------
CERTIFIED NURSES AIDE                                     *            *             *            *            *             *
-----------------------------------------------------------------------------------------------------------------------------------
HOME HEALTH  AIDE                                         *            *             *            *            *             *
-----------------------------------------------------------------------------------------------------------------------------------
LVN/LPN                                                   *            *             *            *            *             *
-----------------------------------------------------------------------------------------------------------------------------------
LVN/LPN - HIGH TECH                                       *            *             *            *            *             *
-----------------------------------------------------------------------------------------------------------------------------------
PEDIATRIC HIGH TECH LVN/LPN                               *            *             *            *            *             *
-----------------------------------------------------------------------------------------------------------------------------------
PEDIATRIC HIGH TECH RN                                    *            *             *            *            *             *
-----------------------------------------------------------------------------------------------------------------------------------
PEDIATRIC LVN/LPN                                         *            *             *            *            *             *
-----------------------------------------------------------------------------------------------------------------------------------
PEDIATRIC RN                                              *            *             *            *            *             *
-----------------------------------------------------------------------------------------------------------------------------------
RN                                                        *            *             *            *            *             *
-----------------------------------------------------------------------------------------------------------------------------------
RN HIGH TECH  INFUSION                                    *            *             *            *            *             *
-----------------------------------------------------------------------------------------------------------------------------------
RN HIGH TECH OTHER                                        *            *             *            *            *             *
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
The following Traditional Home Health Services have Visit only rates.
                                                     ------------------------------------------------------------------------------
Notes 1, 3, 4, 5, 7 and 8 apply                               Area 1                     Area 2                     Area 3
                                                     ------------------------------------------------------------------------------
                                                        Visit         Hour         Visit         Hour        Visit         Hour
-----------------------------------------------------------------------------------------------------------------------------------
DIABETIC NURSE                                            *           N/A            *           N/A           *            N/A
-----------------------------------------------------------------------------------------------------------------------------------
DIETITIAN                                                 *           N/A            *           N/A           *            N/A
-----------------------------------------------------------------------------------------------------------------------------------
ENTEROSTOMAL THERAPIST                                    *           N/A            *           N/A           *            N/A
-----------------------------------------------------------------------------------------------------------------------------------
MATERNAL CHILD HEALTH                                     *           N/A            *           N/A           *            N/A
-----------------------------------------------------------------------------------------------------------------------------------
MEDICAL SOCIAL WORKER                                     *           N/A            *           N/A           *            N/A
-----------------------------------------------------------------------------------------------------------------------------------
OCCUPATIONAL THERAPIST                                    *           N/A            *           N/A           *            N/A
-----------------------------------------------------------------------------------------------------------------------------------
OCCUPATIONAL THERAPIST ASSISTANT                          *           N/A            *           N/A           *            N/A
-----------------------------------------------------------------------------------------------------------------------------------
PHLEBOTOMIST                                              *           N/A            *           N/A           *            N/A
-----------------------------------------------------------------------------------------------------------------------------------
PHOTOTHERAPY PACKAGE SERVICE                              *           N/A            *           N/A           *            N/A
-----------------------------------------------------------------------------------------------------------------------------------
PHYSICAL THERAPIST                                        *           N/A            *           N/A           *            N/A
-----------------------------------------------------------------------------------------------------------------------------------
PHYSICAL THERAPIST ASSISTANT                              *           N/A            *           N/A           *            N/A
-----------------------------------------------------------------------------------------------------------------------------------
PSYCHIATRIC NURSE                                         *           N/A            *           N/A           *            N/A
-----------------------------------------------------------------------------------------------------------------------------------
REHABILITATION NURSE                                      *           N/A            *           N/A           *            N/A
-----------------------------------------------------------------------------------------------------------------------------------
RESPIRATORY THERAPIST                                     *           N/A            *           N/A           *            N/A
-----------------------------------------------------------------------------------------------------------------------------------
RN ASSESSMENT, INITIAL                                    *           N/A            *           N/A           *            N/A
-----------------------------------------------------------------------------------------------------------------------------------
RN SKILLED NURSING VISIT-EXTENSIVE                        *           N/A            *           N/A           *            N/A
-----------------------------------------------------------------------------------------------------------------------------------
SPEECH THERAPIST                                          *           N/A            *           N/A           *            N/A
-----------------------------------------------------------------------------------------------------------------------------------

The following Traditional Home Health Service has Hourly only rates.

                                                     ------------------------------------------------------------------------------
Notes 3, 4 and 5 apply                                        Area 1                     Area 2                     Area 3
                                                     ------------------------------------------------------------------------------
                                                        Visit         Hour         Visit         Hour        Visit         Hour
-----------------------------------------------------------------------------------------------------------------------------------
HOMEMAKER                                                N/A           *            N/A           *           N/A            *
-----------------------------------------------------------------------------------------------------------------------------------

The following Traditional Home Health Service is priced on a Per Diem basis.

                                                     ------------------------------------------------------------------------------
Notes 3, 4 and 5 apply                                        Area 1                     Area 2                     Area 3
                                                     ------------------------------------------------------------------------------
                                                                    Per Diem                   Per Diem                  Per Diem
-----------------------------------------------------------------------------------------------------------------------------------
COMPANION/LIVE IN                                                      *                          *                          *
-----------------------------------------------------------------------------------------------------------------------------------

NOTES:
1. Visits are defined as two (2) hours or less in duration (EXCEPT MATERNAL CHILD HEALTH VISITS, which have no maximum duration).
2. Hourly rate for visits exceeding two (2) hours in duration, starting with hour 3.
3. CIGNA does not reimburse for travel time, weekend, holiday or evening differentials.
4.   Above prices have no exclusions.
5. All services not listed above will be billed at * until rates are mutually established and become part of the fee schedule.
6. RN High Tech Infusion visit and hourly utilization/costs to be reported with HIT.
7.   Respiratory Therapist visit utilization/costs to be reported with HME/RT.
8. Diabetic Nurse, Psychiatric Nurse and Rehabilitation Nurse assume specialty certification which is not readily available in the home care environment. Use requires special coordination.
9. There shall be a ceiling for annual inflation increases in Home Health Services of*.

* Confidential treatment requested.

                               HOME INFUSION RATES
               RATES EFFECTIVE FEBRUARY 1, 2006 - JANUARY 31. 2007

-------------------------------------------------------------------------------------------------------------------
The following Home Infusion Therapy service rates EXCLUDE drugs. Drugs are priced as a percentage discount off AWP
(if applicable), and there is NO price difference between primary and multiple therapies
-------------------------------------------------------------------------------------------------------------------
                                                      Primary or          Primary or             Primary or
                                                   Multiple Therapy    Multiple Therapy       Multiple Therapy
                                                       Per Diem         Dispensing Fee     Drug Discount off AWP
-------------------------------------------------------------------------------------------------------------------
Ancillary Drugs                                                                *                     *
-------------------------------------------------------------------------------------------------------------------
Biological Response Modifiers                                                  *                     *
-------------------------------------------------------------------------------------------------------------------
Cardiac (Inotropic) Therapy                                *                                         *
-------------------------------------------------------------------------------------------------------------------
Chelation Therapy                                          *                                         *
-------------------------------------------------------------------------------------------------------------------
Chemotherapy                                               *                                         *
-------------------------------------------------------------------------------------------------------------------
Enteral Therapy                                            *                                         *
-------------------------------------------------------------------------------------------------------------------
Enzyme Therapy                                             *                                         *
-------------------------------------------------------------------------------------------------------------------
Growth Hormone                                                                 *                     *
-------------------------------------------------------------------------------------------------------------------
IV Immune Globulin                                         *                                         *
-------------------------------------------------------------------------------------------------------------------
Other Injectable Therapies                                                     *                     *
-------------------------------------------------------------------------------------------------------------------
Other Infusion Therapies                                   *                                         *
-------------------------------------------------------------------------------------------------------------------
Pain Management Therapy                                    *                                         *
-------------------------------------------------------------------------------------------------------------------
Steroid Therapy                                            *                                         *
-------------------------------------------------------------------------------------------------------------------
Thrombolytic (Anticoagulation) Therapy                     *                                         *
-------------------------------------------------------------------------------------------------------------------
Synagis                                                                        *                     *
-------------------------------------------------------------------------------------------------------------------
Remodulin Therapy                                          *                                         *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
The following Home Infusion Therapy service rates EXCLUDE drugs. Drugs are priced as a percentage discount off AWP, and there IS a price difference between primary and multiple anti-infective therapies
-------------------------------------------------------------------------------------------------------------------
                                                       Per Diem                            Drug Discount Off AWP
-------------------------------------------------------------------------------------------------------------------
Anti-Infectives - Primary Anti-Infective                   *                                         *
-------------------------------------------------------------------------------------------------------------------
Anti-Infectives - Multiple Anti-Infective                  *                                         *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
The following Home Infusion Therapy service rate EXCLUDES drugs. Drugs are priced per vial, and there is NO price difference between primary and multiple anti-infective therapies
-------------------------------------------------------------------------------------------------------------------
                                                      Primary or
                                                   Multiple Therapy
                                                       Per Diem                                 Cost of Drug
-------------------------------------------------------------------------------------------------------------------
Flolan Therapy                                             *
-------------------------------------------------------------------------------------------------------------------
  Flolan 0.5 mg vial                                                                                 *
-------------------------------------------------------------------------------------------------------------------
  Flolan 1.5 mg vial                                                                                 *
-------------------------------------------------------------------------------------------------------------------
  Flolan diluent vial                                                                                *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
The following Home Infusion Therapy service rates INCLUDE drugs, and there is NO price difference between primary and multiple therapies
-------------------------------------------------------------------------------------------------------------------
                                                      Primary or
                                                   Multiple Therapy
                                                       Per Diem
-------------------------------------------------------------------------------------------------------------------
Enteral Therapy                                            *
-------------------------------------------------------------------------------------------------------------------
Hydration Therapy                                          *
-------------------------------------------------------------------------------------------------------------------
Total Parenteral Nutrition                                 *
-------------------------------------------------------------------------------------------------------------------

* Confidential treatment requested.

    SCHEDULE 2A, PAGE 2: HOME INFUSION HMO/FLEX FEE-FOR-SERVICE THERAPY RATES

NOTES:

1. Per Diems EXCLUDING drugs include all costs related to the therapy except the cost of drugs, including but not limited to facility overhead, supplies, delivery, professional labor including compounding and monitoring, all nursing required, maintenance of specialized catheters, equipment/patient supplies, disposables, pumps, general and administrative expenses, etc.
2. Per Diems INCLUDING drugs include ALL costs - including but not limited to cost of drugs, facility overhead, supplies, delivery, professional labor including compounding and monitoring, all nursing required, maintenance of specialized catheters, equipment/patient supplies, disposables, pumps, general and administrative expenses, etc.
3. "DISPENSING FEE" is defined as per each time the drug is dispensed by the home infusion provider.
4. "PER DIEM" costs are the same for primary or multiple treatments for all drug categories, except ANTI-INFECTIVES.
5. The per diem rate shall only be charged for those days the Participant receives medication.
6.   For home infusion pharmaceuticals not listed on fee schedule, * will apply.
7. There shall be a ceiling for annual inflation increases in Home Infusion Therapy of *.
8. There shall be a ceiling for annual inflation increases in Medications under *.
9.   All Medications are subject to MAC pricing, where applicable

-------------------------------------------------------------------------------------------------------------------
The following are for the stated item ONLY.  Unless otherwise noted, nursing, supplies, etc. are NOT included.
-------------------------------------------------------------------------------------------------------------------
Blood Transfusion per Unit (Tubing, Filters)                                                         *
-------------------------------------------------------------------------------------------------------------------
Catheter Care Per Diem                                                                               *
-------------------------------------------------------------------------------------------------------------------
Midline Insertion (Catheter & Supplies)                                                              *
-------------------------------------------------------------------------------------------------------------------
PICC Line Insertion (Catheter & Supplies)                                                            *
-------------------------------------------------------------------------------------------------------------------
Blood Product                                                                                        *
-------------------------------------------------------------------------------------------------------------------

* Confidential treatment requested.

    SCHEDULE 2A, PAGE 3: HOME INFUSION THERAPY HMO/FLEX FEE-FOR-SERVICE RATES

-------------------------------------------------------------------------------------------------------------------
Factor Concentrates
-------------------------------------------------------------------------------------------------------------------
                                                                          Vial price             Unit Price
-------------------------------------------------------------------------------------------------------------------
Factor VII
                                                  -----------------------------------------------------------------
Novoseven 1200MCG Vial                                                         *
                                                  -----------------------------------------------------------------
Novoseven 4800MCG Vial                                                         *
-------------------------------------------------------------------------------------------------------------------
Novoseven in 1200MCG or 4800MCG QTY                                                                  *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Factor VIII (Recombinant)
-------------------------------------------------------------------------------------------------------------------
Recombinate                                                                                          *
-------------------------------------------------------------------------------------------------------------------
Kogenate or Helixate                                                                                 *
-------------------------------------------------------------------------------------------------------------------
Bioclate                                                                                             *
-------------------------------------------------------------------------------------------------------------------
Helixate FS                                                                                          *
-------------------------------------------------------------------------------------------------------------------
Kogenate FS                                                                                          *
-------------------------------------------------------------------------------------------------------------------
Refacto                                                                                              *
-------------------------------------------------------------------------------------------------------------------
Advate                                                                                               *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Factor VIII (Monoclonal)
-------------------------------------------------------------------------------------------------------------------
Hemofil-M or A. R. C. Method M                                                                       *
-------------------------------------------------------------------------------------------------------------------
Monoclate P                                                                                          *
-------------------------------------------------------------------------------------------------------------------
Monarc-M                                                                                             *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Factor VIII (Other)
-------------------------------------------------------------------------------------------------------------------
Koate                                                                                                *
-------------------------------------------------------------------------------------------------------------------
Humate                                                                                               *
-------------------------------------------------------------------------------------------------------------------
Alphanate SDHT                                                                                       *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Factor IX (Recombinant)
-------------------------------------------------------------------------------------------------------------------
BeneFix                                                                                              *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Factor IX (Monoclonal/High Purity)
-------------------------------------------------------------------------------------------------------------------
Mononine                                                                                             *
-------------------------------------------------------------------------------------------------------------------
Alphanine                                                                                            *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Factor IX (Other)
-------------------------------------------------------------------------------------------------------------------
Konyne - 80                                                                                          *
-------------------------------------------------------------------------------------------------------------------
Proplex T                                                                                            *
-------------------------------------------------------------------------------------------------------------------
Bebulin                                                                                              *
-------------------------------------------------------------------------------------------------------------------
Profilnine SD                                                                                        *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Anti-Inhibitor Complex
-------------------------------------------------------------------------------------------------------------------
Autoplex-T                                                                                           *
-------------------------------------------------------------------------------------------------------------------
Feiba-VH                                                                                             *
-------------------------------------------------------------------------------------------------------------------
Hyate-C                                                                                              *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
HEMOSTATIC AGENTS
-------------------------------------------------------------------------------------------------------------------
DDAVP - 10ml vial                                                                                    *
-------------------------------------------------------------------------------------------------------------------
Stimate  - 2.5ml vial                                                                                *
-------------------------------------------------------------------------------------------------------------------
Above rates include all necessary ancillary supplies and waste disposal unit; 24-hour on-call clinical support;
home infusion monitoring system; product delivery nationwide; patient training, education, and evaluation
-------------------------------------------------------------------------------------------------------------------

* Confidential treatment requested.

  SCHEDULE 2A(1), PAGE 4: HOME INFUSION THERAPY HMO/FLEX FEE-FOR-SERVICE RATES

-------------------------------------------------------------------------------------------------------------------
Factor Concentrates
-------------------------------------------------------------------------------------------------------------------
                                                                          Vial price             Unit Price
-------------------------------------------------------------------------------------------------------------------
Factor VII
-------------------------------------------------------------------------------------------------------------------
Novoseven 1200MCG Vial                                                         *
-------------------------------------------------------------------------------------------------------------------
Novoseven 4800MCG Vial                                                         *
-------------------------------------------------------------------------------------------------------------------
Novoseven in 1200MCG or 4800MCG QTY                                                                  *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Factor VIII (Recombinant)
-------------------------------------------------------------------------------------------------------------------
Recombinate                                                                                          *
-------------------------------------------------------------------------------------------------------------------
Kogenate or Helixate                                                                                 *
-------------------------------------------------------------------------------------------------------------------
Bioclate                                                                                             *
-------------------------------------------------------------------------------------------------------------------
Helixate FS                                                                                          *
-------------------------------------------------------------------------------------------------------------------
Kogenate FS                                                                                          *
------------------------------------------------------------------------------------------------------------------
Refacto                                                                                              *
-------------------------------------------------------------------------------------------------------------------
Advate                                                                                               *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Factor VIII (Monoclonal)
-------------------------------------------------------------------------------------------------------------------
Hemofil-M or A. R. C. Method M                                                                       *
-------------------------------------------------------------------------------------------------------------------
Monoclate P                                                                                          *
-------------------------------------------------------------------------------------------------------------------
Monarc-M                                                                                             *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Factor VIII (Other)
-------------------------------------------------------------------------------------------------------------------
Koate                                                                                                *
-------------------------------------------------------------------------------------------------------------------
Humate                                                                                               *
-------------------------------------------------------------------------------------------------------------------
Alphanate SDHT                                                                                       *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Factor IX (Recombinant)
-------------------------------------------------------------------------------------------------------------------
BeneFix                                                                                              *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Factor IX (Monoclonal/High Purity)
-------------------------------------------------------------------------------------------------------------------
Mononine                                                                                             *
-------------------------------------------------------------------------------------------------------------------
Alphanine                                                                                            *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Factor IX (Other)
-------------------------------------------------------------------------------------------------------------------
Konyne - 80                                                                                          *
-------------------------------------------------------------------------------------------------------------------
Proplex T                                                                                            *
-------------------------------------------------------------------------------------------------------------------
Bebulin                                                                                              *
-------------------------------------------------------------------------------------------------------------------
Profilnine SD                                                                                        *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Anti-Inhibitor Complex
-------------------------------------------------------------------------------------------------------------------
Autoplex-T                                                                                           *
-------------------------------------------------------------------------------------------------------------------
Feiba-VH                                                                                             *
-------------------------------------------------------------------------------------------------------------------
Hyate-C                                                                                              *
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
HEMOSTATIC AGENTS
-------------------------------------------------------------------------------------------------------------------
DDAVP - 10ml vial                                                                                    *
-------------------------------------------------------------------------------------------------------------------
Stimate  - 2.5ml vial                                                                                *
-------------------------------------------------------------------------------------------------------------------
Above rates include all necessary ancillary supplies and waste disposal unit; 24-hour on-call clinical support;
home infusion monitoring system; product delivery nationwide; patient training, education, and evaluation
-------------------------------------------------------------------------------------------------------------------

* Confidential treatment requested.

                          DME / HME RESPIRATORY RATES:
               RATES EFFECTIVE FEBRUARY 1, 2006 - JANUARY 31. 2009

------------------------------------------------------------------------------------------------------------------------------------
 CAT     TYPE    HCPCS     CHC   CareCentrix                      DESCRIPTION                          PURCHASE   RENTAL     DAILY
                 CODE     CODE      Code                                                                PRICE      PRICE     PRICE
------------------------------------------------------------------------------------------------------------------------------------
 HME              A4230   A4230              Infusion set for external insulin pump, non-needle        *
                                             cannula Type
------------------------------------------------------------------------------------------------------------------------------------
 HME              A4231   A4231              Infusion set for external insulin pump, needle type       *
------------------------------------------------------------------------------------------------------------------------------------
 HME              A4232   A4232              Reservoir/Syringe with needle for external insulin pump   *
------------------------------------------------------------------------------------------------------------------------------------
 HME              A4632   A4632              Replacement battery for external insulin pump, any type,  *
                                             each
------------------------------------------------------------------------------------------------------------------------------------
 HME              A5119   A5119              Skin Barrier, wipes, box per 50                           *
------------------------------------------------------------------------------------------------------------------------------------
 HME              A6257   A6257              Transparent film/ dressing                                *
------------------------------------------------------------------------------------------------------------------------------------
 HME    INSULPP   E0784   E0784     2158     PUMP (E0784), EXT AMBULATORY INFUSION, MINIMED, INSULIN   *
------------------------------------------------------------------------------------------------------------------------------------
 HME    INSULPP   E0784   E0784     6771     PUMP (E0784), INSULIN EXT INFUSION DISETRONICS OR OTHER   *
------------------------------------------------------------------------------------------------------------------------------------
 HME    INSULPP   E0784   E0784     7704     PUMP, EXT INFUSION, DANA DIABECARE, INSULIN (E0784)       *
------------------------------------------------------------------------------------------------------------------------------------
 HME    INSULPP   E0784   E0784     7731     PUMP, EXT INFUSION, ANIMAS, INSULIN (E0784)               *
------------------------------------------------------------------------------------------------------------------------------------
 HME    INSULPP   E0784   E0784     7773     PUMP (E0784), EXT AMBULATORY INFUSION, DELTEC, INSULIN    *
------------------------------------------------------------------------------------------------------------------------------------
 HME     OTHER    E0746   DM570     2109     ELECTROMYOGRAPHY (EMG) (E0746), BIOFEEDBACK DEVICE        *          *
------------------------------------------------------------------------------------------------------------------------------------
 HME     OTHER    E0935   E0935     2125     PASSIVE MOTION (E0935) EXERCISE DEVICE                                          *
------------------------------------------------------------------------------------------------------------------------------------
 HME     OTHER    E0935   E0935     2857     PASSIVE MOTION (E0935) EXERCISE DEVICE, HAND                                    *
------------------------------------------------------------------------------------------------------------------------------------
 HME     OTHER    E0935   E0935     2858     PASSIVE MOTION (E0935) EXERCISE DEVICE, SHOULDER                                *
------------------------------------------------------------------------------------------------------------------------------------
 HME     OTHER    E0935   E0935     2859     PASSIVE MOTION (E0935) EXERCISE DEVICE, ANKLE                                   *
------------------------------------------------------------------------------------------------------------------------------------
 HME     OTHER    E0935   E0935     2860     PASSIVE MOTION (E0935) EXERCISE DEVICE, ELBOW                                   *
------------------------------------------------------------------------------------------------------------------------------------
 HME     OTHER    E0935   E0935     2861     PASSIVE MOTION (E0935) EXERCISE DEVICE, WRIST                                   *
------------------------------------------------------------------------------------------------------------------------------------
 HME     OTHER    E1300   DM570     2062     WHIRLPOOL (E1300), PORT (OVERTUB TYPE)                    *
------------------------------------------------------------------------------------------------------------------------------------
 HME     OTHER    E1310   DM570     2061     WHIRLPOOL (E1399), NON-PORT (BUILT-IN TYPE)               *
------------------------------------------------------------------------------------------------------------------------------------
 HME     OTHER    E1399   E1399     2327     DURABLE MEDICAL EQUIP (E1399), MISCELLANEOUS              *
------------------------------------------------------------------------------------------------------------------------------------
 HME    STIM_BO   E0747   DM570     6875     STIMULATOR, OSTEOGENIC, ULTRASOUND                        *
------------------------------------------------------------------------------------------------------------------------------------
 HME    STIM_BO   E0747   DM570     8386     STIMULATOR (E0747), OSTEOGENIC, NON-INVASIVE, EBI         *
------------------------------------------------------------------------------------------------------------------------------------
 HME    STIM_BO   E0747   DM570     8387     STIMULATOR (E0747), OSTEOGENIC, NON-INVASIVE, ORTHOFIX    *
------------------------------------------------------------------------------------------------------------------------------------
 HME    STIM_BO   E0747   DM570     8388     STIMULATOR (E0747), OSTEOGENIC, NON-INVASIVE, ORTHOLOGIC  *
------------------------------------------------------------------------------------------------------------------------------------
 HME    STIM_BO   E0748   DM570     2124     STIMULATOR (E0748), OSTEOGENIC NON-INVASIVE, SPINAL       *
                                             APPLICATIONS
------------------------------------------------------------------------------------------------------------------------------------
 HME    STIM_BO   E0748   DM570     8389     STIMULATOR (E0748), OSTEOGENIC NON-INVASIVE, SPINAL, EBI  *
------------------------------------------------------------------------------------------------------------------------------------
 HME    STIM_BO   E0748   DM570     8390     STIMULATOR (E0748), OSTEOGENIC NON-INVASIVE, SPINAL,      *
                                             ORTHOFIX
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 HME    STIM_BO   E0748   DM570     8391     STIMULATOR (E0748), OSTEOGENIC NON-INVASIVE, SPINAL,      *
                                             ORTHOLOGIC
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 HME    WDSUCT    K0538   DM570     6873     WOUND SUCTION DEVICE (K0538)                                                    *
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 HME    WDSUCT    K0539   DM570     7914     DRESSING SET, FOR WOUND SUCTION DEVICE (K0539)            *
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 HME    WDSUCT    K0540   DM570     7915     CANISTER SET, FOR WOUND SUCTION DEVICE (K0540)            *
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The following may be charged under extraordinary circumstances:
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 HME      SUP     E1399   E1399     4551     LABOR/SERVICE/SHIPPING CHARGES                            *
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 HME      SUP     E1399   E1399     2731     SHIPPING AND HANDLING FEES                                *
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The following may be charged if over and above routine on rental equipment:
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 RESP    EQUIP    E1350   E1350     2382     REPAIR OR NON-ROUTINE (E1350) SERVICE REQUIRING SKILL OF  *
                                             A TECH
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 HME      SUP     E1399   E1399     4552     MISCELLANEOUS SUPPLIES                                    *                     *
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

NOTES:

1.   Whether rental or purchase, rates include all shipping, labor and set-up.
2. If item is rented, rates include all supplies to enable the equipment to function effectively with the exception Suction and CPM. Such exception supplies will be billed at *.
3.   If item is rented, rates include repair and maintenance costs.

* Confidential treatment requested.